Registration Nos. 333-124214
                                    811-21757

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 128	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 122	☒

(Check appropriate box or boxes)

American Independence Funds Trust

(Exact Name of Registrant as Specified in Charter)

1345 AVENUE OF THE AMERICAS, 2nd FLOOR
NEW YORK, NY 10105

(Address of Principal Executive Offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (646) 747-3490

JOHN PILEGGI, PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

1345 AVENUE OF THE AMERICAS, 2nd FLOOR

NEW YORK, NY 10105

(Name and Address of Agent for Service)

COPIES TO:

JON RAND
DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NY 10036-6797

It is proposed that the filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☑ on March 1, 2017 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

☐75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN INDEPENDENCE FUNDS TRUST

PROSPECTUS

MARCH 1, 2017

(Ticker / CUSIP)
	Institutional Class	Class A	Class C	Premier Class
AI Large Cap Growth Fund (formerly American Independence Large Cap Growth Fund)	LGNIX 026762161	LGNAX 026762153	LGNCX 026762179	NA NA
American Independence JAForlines Global Tactical Allocation Fund	RMAIX 026762260	AARMX 026762252	ACRMX 026762245	NA NA
AI International Fund (formerly American Independence Multi-Manager International Fund)	IMSSX 026762880	IIESX 026762872	NA NA	NA NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX 026762864	IKSTX 026762856	IKTEX 026762682	NA NA
American Independence Carret Core Plus Fund	IIISX 026762500	IBFSX 026762609	NA NA	NA NA
American Independence U.S. Inflation-Protected Fund	FFIHX 026762229	FNIHX 026762237	FCIHX 026762575	AIIPX 026762278
American Independence Hillcrest Small Cap Value Fund	HLCIX 026762146	HLCAX 026762138	HLCCX 026762120	NA NA

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Inside This Prospectus

The Fund Summaries for each Fund include (1) Investment Objectives; (2) Fees and Expenses of the Fund; (3) Principal Investment Strategies, Risks and Performance; (4) Management; (5) Purchase and Sale Information; (6) Tax Information and (7) Financial Intermediary Compensation.

FUND SUMMARY – AI LARGE CAP GROWTH FUND

FUND SUMMARY – AMERICAN INDEPENDENCE
JAFORLINES GLOBAL TACTICAL ALLOCATION FUND

FUND SUMMARY – AI INTERNATIONAL FUND

FUND SUMMARY – AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

FUND SUMMARY – AMERICAN INDEPENDENCE CARRET CORE PLUS FUND

FUND SUMMARY – AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND

FUND SUMMARY – AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies

Related Risks

Fund Management.

INVESTING WITH THE FUNDS

Choosing a Class of Shares

Distribution and Service Fees

Opening an Account

Exchanging Shares

Redeeming From Your Account

Other Shareholder Servicing Information

Calculating Share Price

Dividends, Distributions and Taxes

FINANCIAL HIGHLIGHTS

SERVICE PROVIDERS

ADDITIONAL INFORMATION

FUND SUMMARY – AI LARGE CAP GROWTH FUND

(formerly American Independence Large Cap Growth Fund)

Investment Objectives.

The primary objective of the AI Large Cap Growth Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	1.34%	1.34%	1.34%
Total Annual Fund Operating Expenses	2.34%	2.72%	3.34%
Fee Waivers and Expense Reimbursements(2)	-1.25%	-1.25%	-1.25%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.09%	1.47%	2.09%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses to 1.09%, 1.47% and 2.09% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$111	$610	$1,137	$2,580
Class A Shares	$716	$1,259	$1,827	$3,364
Class C Shares	$312	$911	$1,633	$3,547

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$212	$911	$1,633	$3,547

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks long-term capital appreciation by investing at least 80% of its assets in common stocks of large-cap U.S. companies, at the time of purchase. A large cap company is defined as a company that has a market capitalization found within the Russell 1000® Index (between $1.98 billion and $550 billion at the time of its most recent reconstitution on May 27, 2016) at the time of purchase. The size of the companies in the Russell 1000® Index will change with market conditions. While the Fund’s investments will consist primarily of domestic securities, the Fund may also invest its net assets in sponsored or unsponsored depositary receipts and securities of foreign companies that are traded on U.S. stock exchanges.

Under normal market conditions, the Fund:

➢  Will invest at least 80% of the Fund's net assets, plus any borrowings for investment purposes, in U.S. large-cap companies.

➢  May invest up to 20% of the Fund’s net assets, plus any borrowings in equity securities of foreign issuers, through Depositary Receipts and similar investments that are traded on a U.S. stock exchange. Depositary receipts are issued by a bank that purchases shares of a non-U.S. company and issues shares based on the foreign holdings. Sponsored depositary receipts are organized with the cooperation of the issuer of the underlying securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Types of depositary receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs trade on a U.S. exchange and thus are subject to registration and disclosure requirements under the Securities Act of 1933 and Securities Exchange Act of 1934, each as amended, and GDRs trade on the London Stock Exchange.

➢  May invest up to 20% of the Fund's net assets, plus any borrowings for investment purposes, in mid-cap companies.

➢  May invest up to 10% of its total assets in the securities of one company.

The Adviser seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a fundamentally-based quantitative security ranking method in conjunction with a portfolio optimizer that attempts to maximize prospective returns while controlling volatility of returns. Securities are ranked primarily on the basis of a pattern recognition algorithm that uses recent and historical data from the financial reports of the target companies to predict relative returns of a mid- to large-cap universe of equity securities. The optimizer uses these forecasted relative returns along with actual historical return data for estimating portfolio return volatility.

The Fund is non-diversified, meaning that it may invest a significant percentage of its assets in the securities of one issuer. In addition, the Fund may focus on a particular market sector or sectors. The Fund may invest up to 10% of its total assets in the securities of one company. The Fund may also engage in frequent and active trading as part of its principal investment strategy.

Main types of securities the Fund may hold:

➢  Common stocks of U.S. companies, including real estate investment trusts (“REITs”)

➢  ADRs and GDRs

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Mid-Cap Securities Risk. The prices of securities of mid cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Sector Concentration Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, financial services, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary (or “cyclical”) sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Consumer Staples Sector Risk. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors. In addition, changes in government regulation, the performance of the overall economy, interest rates, and consumer confidence may adversely affect such companies.

Financial Services Sector Risk. Companies in the financial services sector can be significantly affected by a downturn in the economy, in general, and in the financial services industry, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rates, and price competition.

Health Care Sector Risk. Companies in the health care sector are impacted by factors such as extensive government regulation, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, and changes in technologies.

Technology Sector Risk. Companies in the technology sector are impacted by factors such as rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Foreign Securities Risk. Investing in foreign securities (including ADRs and GDRs) subjects the Fund to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. In addition, investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing the Fund’s performance and by comparing the Fund’s average annual returns for the 1 year period and since inception (July 13, 2015) with that of the Fund’s benchmark, the Russell 1000 Growth Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and does not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	5.10%	Q2 2016
Worst quarter:	-2.11%	Q1 2016

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	3.81%	-4.44%
Return After Taxes on Distributions	3.80%	-4.45%
Return After Taxes on Distributions and sale of shares	2.16%	-3.38%
Class A Shares (Return Before Taxes)	-2.62%	-8.58%
Class C Shares (Return Before Taxes)	1.67%	-5.38%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	7.08%	4.27%

(1)  For the period July 13, 2015 through December 31, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Adviser.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Charles McNally	Chief Portfolio Strategist of RiskX Investments, LLC	RiskX Investments, LLC	2017

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND

Investment Objective.

The primary objective of the American Independence JAForlines Global Tactical Allocation Fund (the “Fund”) is to provide long-term capital appreciation while providing lower than average risk.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	0.52%	0.52%	0.52%
Acquired Fund Fees and Expenses	0.32%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.59%	1.97%	2.59%
Fee Waivers and Expense Reimbursements(2)	-0.32%	-0.32%	-0.32%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.27%	1.65%	2.27%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)   RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses to 0.95%, 1.33% and 1.95% of the Fund’s average net assets for Institutional Class shares, Class A shares and Class C shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$129	$403	$697	$1,534
Class A Shares	$733	$1,065	$1,420	$2,417
Class C Shares	$330	$709	$1,215	$2,605

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$230	$709	$1,215	$2,605

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. The Fund’s portfolio turnover rate for the year ended October 31, 2016 was 129% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the portfolio is lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility further helps reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing three major asset classes: equities, fixed income, and alternative investments, in both developed and emerging market countries. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns. Allocations within each asset class are based on a macro, top-down approach focusing on fundamental credit-driven research and data to measure risk of each holding and the portfolio as a whole.

Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equities, fixed income, and alternative investments in ETFs and ETNs listed on U.S. exchanges, representing both developed and emerging market countries; and

➢  At least 20% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in fixed income ETFs or ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, with varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

The Fund is a “fund of funds”. The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes.

Main types of securities the Fund may hold:

➢  ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

➢  Short-term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below and include risks that the Fund is exposed to from the underlying securities of the ETFs in which the Fund may purchase:

ETF Risks. The following are various types of risks to which the Fund is subject, based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the most optimal time, adversely affecting performance.

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the sub-adviser considers prudent, or cause the sub-adviser to select an investment other than that which the sub-adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the sub-adviser may make less than optimal or poor asset allocation decisions. The sub-adviser employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the sub-adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. Fixed-income securities or ETNs of issuers with a rating below investment-grade (junk) involve greater risks of default or downgrade and are more volatile than those of investment-grade issuers. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns.

High Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

MLP ETF Risk. Investments in ETFs that invest in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

Foreign Securities Risk. To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodities Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year period and since inception (September 20, 2013) compare with that of the Fund’s benchmark, the MSCI All Country World Index, as well as a blended benchmark comprised of 50% MSCI All Country World Index, 40% Citi World Government Bond Index, and 10% S&P 500 GSCI Commodities Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	4.79%	Q1 2015
Worst quarter:	-5.69%	Q3 2015

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	4.53%	3.74%
Return After Taxes on Distributions	4.00%	3.02%
Return After Taxes on Distributions and sale of shares	2.82%	2.67%
Class A Shares (Return Before Taxes)	-1.88%	1.52%
Class C Shares (Return Before Taxes)	2.48%	2.70%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	7.86%	5.15%(3)
Blended Benchmark(2) (reflects no deduction for fees, expenses or taxes)	5.99%	0.26%(3)

(1)          For the period September 20, 2013 through December 31, 2016.

(2)          The Blended Benchmark is a constant-weighted mix comprised of the MSCI All Country World ex-U.S. Index (50%), the Citi World Government Bond Index (40%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3)          Since Inception return for the Blended Benchmark is from September 30, 2013 through December 31, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is J.A. Forlines, LLC (“Forlines” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Managed the Fund Since
John A. Forlines III	Portfolio Manager; Chairman and CIO of Forlines	2013
Charles McNally	Co-Portfolio Manager, Chief Portfolio Strategist of RiskX Investments	2014

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AI INTERNATIONAL FUND

(formerly American Independence Multi-Manager International Fund)

Investment Objective.

The primary objective of the AI International Fund (the “Fund”) is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.53%	0.53%
Total Annual Fund Operating Expenses	1.34%	1.84%
Fee Waivers and Expense Reimbursements(1)	-0.39%	-0.39%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.95%	1.45%

(1)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses at 0.95% and 1.45% of the Fund’s average net assets for the Institutional Class shares and the Class A shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$386	$697	$1,579
Class A Shares	$714	$1,085	$1,479	$2,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio. The turnover rate is expected to increase under the management of the current Sub-Adviser. See “High Portfolio Turnover Rate Risk” in the Principal Risks section below.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks long-term capital appreciation by investing in equity securities of issuers based outside of the United States. The Fund will invest in both value and growth securities; such strategy is otherwise known as “core”. Under normal market conditions:

➢  The Fund will primarily invest in the equity securities of companies located outside the U.S., including developing or emerging markets;

➢  At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in ‘‘foreign securities’’, which means those securities issued by companies: (1) whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with a principal office in, a country other than the U.S.;

➢  No more than 20% of the Fund’s net assets will be invested in securities of firms domiciled or resident in developing or emerging market countries;

➢  The Fund will invest in securities denominated in the currencies of a variety of countries, as well as in securities denominated in multinational currencies such as the Euro;

➢  The Fund may enter into currency hedges that may decrease or offset any losses from such fluctuations; and

➢  The Fund may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) issued by sponsored or unsponsored facilities.

Main types of securities in which the Fund may invest:

➢  Common stocks of companies traded on major stock exchanges of countries outside the U.S. (both developed and emerging market countries)

➢  ADRs, GDRs, and EDRs

➢  Short-term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Currency hedges

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Emerging Markets Risk. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Sponsored depositary receipts are organized with the cooperation of the issuer of the underlying securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Foreign Securities Risk. Investing in foreign securities (including ADRs and GDRs) subjects the Fund to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. In addition, investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Exchange Contracts Risk. The Fund may enter into foreign currency forward contracts or currency futures to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund’s obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in the currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Fund’s investment sub-adviser fails to predict currency values correctly.

Liquidity Risk. The Fund’s investments may include securities or instruments that trade in lower volumes and are less liquid than other investments. These investments may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-, 5- and 10-year periods compared with those of the Fund’s benchmark, the MSCI All Country World Index (ex U.S.) (the “MSCI ACWI ex U.S.”). The Fund has been in existence since November 1, 1995. On March 2, 2006, the current Adviser assumed responsibility for managing the Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	22.28%	Q2 2009
Worst quarter:	-20.21%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	-0.54%	4.96%	0.35%
Return After Taxes on Distributions	-1.10%	4.02%	-0.34%
Return After Taxes on Distributions and sale of shares	0.15%	3.92%	0.34%
Class A Shares (Return Before Taxes)	-6.69%	3.22%	-0.73%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses or taxes)	4.50%	5.00%	0.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of the sales load. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is Manifold Partners LLC (“Manifold” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Nic Wherry	Associate Portfolio Manager	Manifold Partners LLC	2016
Jim Creighton	Head, Manifold Cluster Analysis & Chief Investment Officer	Manifold Partners LLC	2016
Charles McNally	Chief Portfolio Strategist of RiskX Investments, LLC	RiskX Investments, LLC	2017

 Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND

Investment Objective.

The primary objective of the American Independence Kansas Tax-Exempt Bond Fund (the “Fund”) is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.39%	1.00%
Other Expenses	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.60%	0.99%	1.60%
Fee Waivers and Expense Reimbursements(2)	-0.12%	-0.12%	-0.12%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.48%	0.87%	1.48%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses at 0.48%, 0.87% and 1.48% of the Fund’s average net assets for the Institutional Class shares, Class A shares and Class C shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$49	$180	$323	$739
Class A Shares	$510	$715	$938	$1,576
Class C Shares	$251	$493	$860	$1,890

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$151	$493	$860	$1,890

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the American Independence Kansas Tax-Exempt Bond Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

➢  The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

➢  The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

➢  At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

➢  At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

➢  Municipal securities from the State of Kansas

➢  Municipal securities from other states and U.S. territories and possessions

➢  Short-term money market securities, including cash and money market mutual funds

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Foreign Securities Risk. To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

High Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-, 5- and 10-year periods compare with those of the Fund’s benchmark, the Barclays 7-Year Municipal Bond Index. The Fund has been in existence since December 10, 1990. The current Adviser assumed responsibility for managing the Fund on March 2, 2006.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	3.60%	Q3 2009
Worst quarter:	-3.15%	Q4 2010

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	0.55%	2.78%	3.70%
Return After Taxes on Distributions	0.55%	2.78%	3.70%
Return After Taxes on Distributions and sale of shares	1.60%	2.89%	3.67%
Class A Shares (Return Before Taxes)	0.16%	2.37%	3.30%
Class C Shares (Return Before Taxes)	-0.53%	1.76%	2.66%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	-0.50%	2.38%	4.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is Carret Asset Management, LLC (“Carret” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Robert A. Campbell	Managing Director and Portfolio Manager	Carret Asset Management, LLC	2000
Jason R. Graybill	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016
Neil D. Klein	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

It is anticipated that the Fund’s distributions normally will be exempt from Federal income taxes, but not including federal alternative minimum tax. However, the Fund may also make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AMERICAN INDEPENDENCE CARRET CORE PLUS FUND

Investment Objective.

The primary objective of the American Independence Carret Core Plus Fund (the “Fund”) is to provide investors with a competitive total return.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.35%
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses	0.74%	1.09%
Fee Waivers and Expense Reimbursements(1)	-0.29%	-0.29%
Net Annual Fund Operation Expenses After Fee Waivers and Expense Reimbursements(1)	0.45%	0.80%

(1)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses at 0.45% and 0.80% of the Fund’s average net assets for the Institutional Class shares and Class A shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$46	$207	$383	$891
Class A Shares	$503	$729	$973	$1,672

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks a competitive total return by investing in bonds. Under normal market conditions:

➢  At least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in bonds;

➢  The Sub-Adviser will limit the Fund’s average duration to +/-20% of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index;

➢  The Fund may invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in international fixed income securities;

➢  The Fund may invest up to 20% of the value of its net assets, plus borrowings for investment purposes, in high-yield securities; and

➢  At least 65% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in bonds that are rated Baa/BBB or better, at the time of purchase, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality.

Main types of securities in which the Fund may invest:

➢  U.S. Treasury obligations

➢  U.S. government agency securities

➢  Corporate debt securities

➢  Mortgage-backed securities

➢  Forward commitment transactions – U.S. government agency mortgage-backed to-be-announced (“TBAs”) securities

➢  International fixed income securities

➢  High yield securities (commonly known as “junk bonds”)

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.

Foreign Securities Risk. To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

High Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-, 5- and 10-year periods compare with those of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The Fund has been in existence since January 21, 1997. The current Adviser assumed responsibility for managing the Fund on March 2, 2006.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses of each class

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.32%	Q4 2008
Worst quarter:	-2.23%	Q2 2013

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	3.35%	2.56%	4.68%
Return After Taxes on Distributions	2.05%	1.33%	3.21%
Return After Taxes on Distributions and sale of shares	1.94%	1.47%	3.10%
Class A Shares (Return Before Taxes)	-1.41%	1.34%	3.97%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	2.23%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is Carret Asset Management, LLC (“Carret” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Jason R. Graybill	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016
Neil D. Klein	Senior Managing Director & Senior Portfolio Manager	Carret Asset Management, LLC	2016

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND

Investment Objective.

The primary objective of the American Independence U.S. Inflation-Protected Fund (the “Fund”) is to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares	Premier Class Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	None	0.45%	1.00%	None
Shareholder Servicing Fees	None	None	None	0.15%
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	0.68%	1.13%	1.68%	0.83%
Fee Waivers and Expense Reimbursements(2)	-0.36%	-0.36%	-0.36%	-0.36%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	0.32%	0.77%	1.32%	0.47%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses at 0.32%, 0.77%, 1.32% and 0.47% of the Fund’s average net assets for the Institutional Class shares, Class A shares, Class C shares and Premier Class shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$33	$181	$343	$812
Class A Shares	$500	$735	$988	$1,710
Class C Shares	$234	$494	$879	$1,957
Premier Class Shares	$48	$229	$425	$992

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$134	$494	$879	$1,957

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 173% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to provide investors with a high level of total return in excess of inflation as may be consistent with the preservation of capital by outperforming the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) 1-30 Year Index. Under normal market conditions:

➢  At least 80% of the Fund's net assets, plus borrowings for investment purposes, will be invested in inflation-indexed securities that are denominated in U.S. dollars and derivative instruments denominated in U.S. dollars whose returns are linked to the inflation rate; and

➢  The Fund will invest in derivatives as a substitute for direct investment in inflation-indexed securities.

Main types of securities in which the Fund may invest:

➢  U.S. inflation-linked securities

➢  Derivative securities (consisting of exchange-traded U.S. government bond futures and options on interest rates or U.S. government bonds)

➢  U.S. government and agency securities that are not indexed to inflation

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater. However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation. Therefore, the fund is subject to deflation risk. Correspondingly, the fund may benefit during periods of inflation.

Credit Risk. The issuer of a fixed-income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Derivatives Risk. Derivatives may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose the Fund to risks of mispricing or improper valuation.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-, 5- and 10-year periods compare with those of the Fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index. The Fund has been in existence since January 2, 2001, but until May 8, 2008, the Fund was organized as the U.S. Inflation-Indexed Portfolio of the former FFTW Funds.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787. The Fund’s 30-day yield may be obtained by calling 1-888-266-8787.

Best quarter:	5.54%	Q1 2008
Worst quarter:	-6.83%	Q2 2013

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	4.43%	0.59%	4.38%
Return After Taxes on Distributions	3.82%	0.01%	3.09%
Return After Taxes on Distributions and sale of shares	2.51%	0.27%	3.00%
Class A Shares (Return Before Taxes)	-0.43%	-0.72%	3.58%
Class C Shares (Return Before Taxes)	2.34%	-0.41%	3.80%
Premier Class Shares (Return Before Taxes)	4.43%	0.44%	4.23%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (reflects no deduction for fees, expenses or taxes)	4.68%	0.89%	4.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares, Class C shares and Premier Class shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is Fischer Francis Trees & Watts, Inc.

Portfolio Management.

Manager Name	Primary Title	Firm	Managed the Fund Since
Cedric Scholtes	Portfolio Manager	Fischer Francis Trees & Watts, Inc.	2006

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares	Premier Class Shares
Initial Purchase	$20,000,000	$5,000	$5,000	$250,000
Subsequent Purchases	$5,000	$250	$250	$5,000

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND

Investment Objective.

The primary objective of the American Independence Hillcrest Small Cap Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 62 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	3.66%	3.66%	3.66%
Total Annual Fund Operating Expenses	4.66%	5.04%	5.66%
Fee Waivers and Expense Reimbursements(2)	-3.41%	-3.41%	-3.41%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.25%	1.63%	2.25%

(1)     Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)     RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2018 in order to keep the Net Annual Fund Operating Expenses to 1.25%, 1.63% and 2.25% of the Fund’s average net assets for Institutional Class Shares, Class A Shares and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation. The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$127	$1,098	$2,074	$4,546
Class A Shares	$731	$1,713	$2,694	$5,143
Class C Shares	$328	$1,384	$2,524	$5,309

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$228	$1,384	$2,524	$5,309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year ended October 31, 2016, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio. The Fund was effective December 31, 2015, so it was in operation for only ten months during the fiscal year.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. Under normal market conditions, the Fund seeks long-term capital appreciation by investing at least 80% of its net assets (plus any borrowings for investment purposes), at the time of purchase, in U.S. common stocks of small capitalization companies, including in real estate investment trusts (“REITs”). A small cap company is defined as a company that has a market capitalization found within the Russell 2000® Index (between $133 million and $3.86 billion at the time of its most recent reconstitution on May 27, 2016) at the time of purchase. The size of the companies in the Russell 2000® Index will change with market conditions.

Up to 20% of the Fund’s net assets may be invested in the stocks of micro-, mid- and large-cap companies. While the Fund’s investments will consist primarily of domestic securities, the Fund may also invest its net assets in securities of foreign companies, including those in emerging markets, which are traded on U.S. stock exchanges and are consistent with the Fund’s investment objective. The Fund also may invest in money market instruments.

The sub-adviser, Hillcrest Asset Management, LLC (“Hillcrest” or “Sub-Adviser”), seeks to identify and select securities by examining three key components: stock valuation; earnings and revenue growth; and investor sentiment. Hillcrest uses both a quantitative and a fundamental process to construct the Fund’s portfolio, investing in 40-60 stocks in various sectors within the Russell 2000® Value Index (the “Index”). The Sub-Adviser will sell securities when they no longer meet investment criteria, or when overweight in a sector relative to the Index.

Main types of securities the Fund may hold:

➢  Common stocks of U.S. and foreign companies traded on a U.S. stock exchange, including REITs

➢  Exchange-Traded Funds (“ETFs”)

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is not intended to be a complete investment program. You could lose money by investing in the Fund. A summary of the principal risks of investing in the Fund can be found below:

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Small-Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small-cap securities can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

Micro-Cap Securities Risk. Micro-cap stocks may involve substantially greater risks of loss and price fluctuations than those for small-cap securities. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable, their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations.

Mid-Cap Securities Risk. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Value Stock Risk. "Value" stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may decline in value or never reach the value the sub-adviser believes is its full market value, either because the market fails to recognize what the sub-adviser considers to be the company’s true business value or because the sub-adviser’s assessment of the company’s prospects was not correct.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

ETF and Other Investment Company Risk. The following are various types of risks to which the Fund is subject, based on the types of ETFs, closed end funds and other investment companies it may invest in:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in the share of an ETF, closed end fund or other investment company and may be higher than other mutual funds that invest directly in the related securities. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs, closed end funds and other investment companies in addition to the Fund’s direct fees and expenses.

Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”). In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Foreign Securities Risk. To the extent the Fund invests in foreign securities, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Emerging Markets Risk. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing the Fund’s performance and by comparing the Fund’s average annual returns for the 1 year ended December 31, 2016 with that of the Fund’s benchmark, the Russell 2000 Value Index.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The return in the bar chart below is for the Institutional Class Shares and does not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.americanindependence.com or by calling the Fund at 1-888-266-8787.

Best quarter:	13.20%	Q4 2016
Worst quarter:	2.79%	Q2 2016

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2016
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	23.82%	28.32%
Return After Taxes on Distributions	28.24%	28.24%
Return After Taxes on Distributions and sale of shares	16.09%	16.09%
Class A Shares (Return Before Taxes)	20.56%	20.56%
Class C Shares (Return Before Taxes)	26.10%	26.10%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	31.74%	31.74%

(1)  Since Inception return is from December 31, 2015 through December 31, 2016.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (the “Adviser” or “RiskX Investments”).

The Sub-Adviser for the Fund is Hillcrest Asset Management, LLC (“Hillcrest” or the “Sub-Adviser”).

Portfolio Management.

Manager Name	Primary Title	Firm	Managed Fund Since
Brian R. Bruce	Chief Executive Officer and Chief Investment Officer	Hillcrest	12/2015
Douglas Stark	Managing Director Portfolio Management & Research	Hillcrest	12/2015
Brandon Troegle	Director Fundamental Analysis & Portfolio Manager	Hillcrest	12/2015

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•        Through Matrix 360 Distributors, LLC (the “Distributor”)

•        Through banks, brokers and other investment representatives

•        Through retirement plan administrators and record keepers

•        Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787)

•        Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS

Additional Information About the Funds’ Investment Strategies.

The investment objective, principal investment strategies and primary risks of the Funds are discussed in each Fund’s respective Summary Prospectus. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (the “SAI”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the AI Large Cap Growth Fund and the American Independence Kansas Tax-Exempt Bond Fund are classified as non-diversified.

Investment Objective. Each Fund’s primary investment objective is “fundamental”, which means that it may be changed only with the approval of Fund shareholders.

80% Policy. Each Fund, except for the American Independence Carret Core Plus Fund and the American Independence JAForlines Global Tactical Allocation Fund, has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy. Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

CFTC Regulatory Consideration. The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act, as amended (“CEA”), including an exemption from registration as a commodity pool operator (“CPO”). The Funds may invest in commodity interests indirectly through other investment companies. American Independence Funds Trust (the “Trust”) has claimed an exemption from the definition of CPO under the CEA, and therefore is not currently subject to registration or regulation as a CPO under the CEA. In the event the Adviser or Sub-Adviser decides to purchase and sell derivative instruments in excess of the amount permitted under this exemption and, to the extent the Trust on behalf of the Funds is not otherwise eligible to claim a CPO registration exclusion from CFTC regulation, the Trust may determine to operate subject to CFTC regulation and may incur additional expenses. See “CFTC Regulatory Risk” below.

AI Large Cap Growth. The Fund invests primarily in equity securities that provide the potential for capital appreciation. The adviser seeks to identify and select inefficiently priced securities with strong appreciation potential by employing a proprietary investment process. The investment process contains the following steps: In the first step of the investment process, the Adviser uses a proprietary ranking algorithm to transform fundamental financial and historical return data for the constituent companies with the largest market capitalization in the benchmark index into scores indicating out- or under-performance for the next three months. To the extent that one quarter’s financial data is compared to data from prior quarters, the proprietary ranking method can detect and take advantage of positive developments in the underlying businesses that could indicate the potential for future earnings growth. These rankings are then transformed into prospective returns, relative to the benchmark return. In the final step, an optimizer is employed to create a portfolio that maximizes future expected returns while constraining the prospective volatility of returns, using as inputs both the forecast relative returns of the individual stocks and historical correlations between returns. The optimizer also utilizes other constraints and penalty factors so as to limit position and factor concentration, position count, and transaction costs.

Every quarter, as new fundamental financial data becomes available for the constituent companies in the index, the ranking of prospective return is repeated for the universe of stocks. The primary focus of the ranking process is on earnings data along with other factors indicative of quality, stability or robustness of returns. The interaction of these factors may play as important a role or a more important role than the individual factors do on their own in predicting the ranking of future returns.

In reviewing possible investments and portfolios, the Adviser may choose to utilize investment technology developed by third parties, including Manifold Partners LLC, an affiliated company of the Adviser which is also Sub-Adviser to the AI International Fund. When using this technology, the Adviser defines its investment universe, specifies inputs, critically reviews results generated, and makes all implementation determinations. Some investment decisions may be made independently of this technology.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of large-cap U.S. companies. A large cap company is defined as a company that has a market capitalization found within the Russell 1000® Index (approximately $1.98 billion to $550 billion, as of May 27, 2016, and is expected to change frequently) at the time of purchase.

The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

American Independence JAForlines Global Tactical Allocation Fund. The Fund seeks to achieve its investment objective by investing in ETFs and ETNs, through a dynamic, multi-asset portfolio of equity, fixed income and alternative investments. The Fund’s Sub-Adviser, J.A. Forlines, LLC (“Forlines”) intends to utilize liquid, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), collectively, exchange-traded products (“ETPs”), to capture upside potential while protecting assets in periods of market weakness.

Forlines’ approach is to select equity, fixed income and alternative investment ranges and then rate and select a variety of sub-asset ETPs based on their risk/return rating. Additionally, sectors within each sub-asset class are in turn rated. This approach provides a sophisticated and multi-asset sector rotation that reflects Forlines’ fundamental research orientation. The Fund intends to hold fixed income investments in almost all market conditions, but there is wide discretion in percentage holdings of equities and alternatives.

Forlines utilizes a macro top down approach focusing on fundamental credit driven research and data. Forlines will tactically adjust the Fund to shorter-term influences of credit, economic, political, and business cycles using fundamental top-down financial conditions analysis.

AI International Fund. The Fund follows a high-conviction investment philosophy that combines a bottom-up quantitative and fundamental stock analysis system with a top-down risk mitigating country allocation system. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies in developed markets. The Fund may also invest in small, emerging growth companies and in emerging market countries. While the Fund intends to primarily trade in the market in which a security’s issuer has its principal sales office, the Fund may invest up to 25% of its portfolio in American Depositary Receipts (“ADRs”).

Manifold Partners LLC (“Manifold”) is the Fund’s Sub-Adviser. Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years. This algorithm is statistical in nature and describes in a very general way the probable returns on individual equities given the properties of their return distributions relative to the market in which they trade. These analytical methods have been developed and tested over a period of years. In general, the approach is to compute statistical and fundamental factors describing a security’s price movements and to relate the values of these factors to future returns using past data. The relationships established between factor values and future returns using past data are then used to forecast future returns for securities using the current values of the statistical factors for each security. Manifold believes that these statistical methods of security analysis are related to, but more detailed than, charting or technical analysis as a method for relating past security return patterns to expected future returns. This expected return information is used in combination with risk management and portfolio construction algorithms to create highly diversified portfolios with the desired risk characteristics.

American Independence Kansas Tax-Exempt Bond Fund. The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Fund’s Sub-Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a nationally recognized statistical rating organization (‘‘NRSRO’’). The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s Sub-Adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities. As of February 15, 2017, the average weighted duration of the Barclays Capital 7-Year Municipal Index was 4.97 years (modified duration).

American Independence Carret Core Plus Fund. The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of providing investors with a competitive total return. The strategies employ a top-down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to macroeconomic trends, industry assessments and issuer specific credit fundamentals. The strategy seeks to outperform the Barclays U.S. Aggregate Index and limit its average duration to +/- 20% of the Index. As of February 15, 2017, the average weighted duration of the Barclays U.S. Aggregate Index was 6.01 years (modified duration).

American Independence U.S. Inflation-Protected Fund. The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns over the benchmark. The strategies employ a top-down, macroeconomic approach to determine the Fund’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including, but not limited to, economic trends, inflation, and fiscal policy. This strategy seeks to outperform the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-30 Year Index before deducting for fund expenses. Although the value of the Fund’s shares will fluctuate, under normal market conditions, the Fund’s Sub-Adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration. The Fund’s U.S. dollar-weighted average real duration generally will not differ from the weighted average duration of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1-30 Year Index by more than 2 years. As of February 15, 2017, the average weighted duration of the Barclays U.S. TIPS 1-30 Year Index was 8.24 years (modified duration).

Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the change in the seasonally unadjusted CPI index of urban consumers. U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

American Independence Hillcrest Small Cap Value Fund. The Fund invests primarily in equity securities that provide the potential for capital appreciation. The Sub-Adviser examines three key components of a stock to determine its relative attractiveness: stock valuation, earnings and revenue growth, and investor sentiment. In constructing the Fund’s portfolio, the Sub-Adviser utilizes a four-step process. The first step is a quantitative screening process using proprietary Behavioral models whereby they rank every stock in the Russell® 2000 Value Index (the “Index”). The second step utilizes a fundamental analysis of the top 10% of the initial universe from the first step to analyze non-quantifiable information and identify the top three to five securities within each sector for potential purchase. The third step is to construct the Fund’s portfolio based on risk profile of securities within the Index. Lastly, the Sub-Adviser continually analyzes the Fund’s holdings and will sell securities when they no longer meet investment criteria, and trim securities when they are overweight; rebalancing to maintain what the Sub-Adviser believes to be the appropriate risk levels, quality, and style.

Under normal circumstances, the Fund will invest at least 80% of its assets in common stocks of small-cap U.S. companies. A small-cap company is defined as a company that, at the time of purchase, has a market capitalization found within the Russell 2000® Index (approximately $133 to $3.86 billion at the time of its most recent reconstitution on May 27, 2016, and is expected to change frequently).

Related Risks.

The main risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” section at the front of this prospectus under “Fund Summary” for each Fund. A summary matrix of risks by each Fund is provided below. Following the risk matrix, you will find more detailed descriptions of the securities risks.

Description of Risk	AI Large Cap Growth Fund	JAForlines Global Tactical Allocation Fund	AI Inter-national Fund	Kansas Tax-Exempt Bond Fund	Carret Core Plus Fund	U.S. Inflation-Protected Fund	Hillcrest Small Cap Value Fund
Asset Allocation Risk		X
Asset- and Mortgage-Backed Securities Risk					X
Call Risk				X
Commodities Risk		X
Deflation Risk						X
Depositary Receipts Risk	X		X				X
Derivatives Risk						X
CFTC Regulatory Risk						X
Futures Risk						X
Swaps Risk						X
Emerging Markets Risk		X	X				X
Equity Securities Risk	X	X	X				X
ETF Risk		X					X
General Risk		X
Tracking Risk		X
ETN Risk		X
Extension Risk				X
Fixed Income Securities Risk		X		X	X	X
Credit Risk		X		X	X	X
Interest Rate Risk		X		X	X	X
Duration Risk		X		X	X	X
Foreign Exchange Contracts Risk			X
Foreign Securities Risk	X	X	X		X		X
Foreign Currency Risk	X	X	X		X		X
Political and Economic Factors Risk	X	X	X		X		X
Forward Commitment Risk				X	X
Fund of Funds Structure Risk		X
Growth Stock Risk	X
High Portfolio Turnover Risk	X	X	X			X	X
High Yield Securities Risk		X			X
Large-Cap Securities Risk	X						X
Liquidity Risk			X
Management Risk	X	X	X	X	X	X	X
Micro Cap Securities Risk							X
Mid-Cap Securities Risk	X						X
MLP ETF Risk		X
Municipal Securities Risk				X
General Obligations Risk				X
Revenue Bonds Risk				X
Non-Diversified Fund Risk	X			X
Prepayment Risk		X		X	X
Quantitative Investment Strategies Risk	X		X
Real Estate Investment Trusts Risk	X	X			X		X
Recent Market Events Risk	X	X	X	X	X	X
Sector Concentration Risk	X
Consumer Discretionary Sector Risk	X
Consumer Staples Sector Risk	X
Financial Services Sector Risk	X
Health Care Sector Risk	X
Technology Sector Risk	X
Small Cap Securities Risk							X
State Specific Risk				X
Tax Risk				X
U.S. Government Obligations Risk		X			X	X
Value Stock Risk							X

Asset Allocation Risk. The American Independence JAForlines Global Tactical Allocation Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Sub-Adviser may make less than optimal or poor asset allocation decisions. The Sub-Adviser employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Certain MBS in which a Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased since 2007 and may continue to increase; and a continued decline in or flattening of housing values may exacerbate such delinquencies and losses. The secondary market for mortgage-related securities may experience limited liquidity, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Commodities Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the American Independence JAForlines Global Tactical Allocation Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.

Deflation Risk. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. Treasury Inflation Protected Securities (“TIPS”) even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the American Independence U.S. Inflation-Protected Fund will be subject to deflation risk. The principal of TIPS is adjusted upwards and downwards with the change in the seasonally unadjusted CPI index (of urban consumers). At maturity, TIPS pay out the uplifted principal value or original par value, whichever is the greater. However, principal values can be adjusted downwards and even below par value prior to maturity during periods of deflation. Therefore, the Fund is subject to deflation risk. Correspondingly, the Fund may benefit during periods of inflation.

Depositary Receipts Risk. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Derivatives Risk. Derivatives may be riskier than other types of investments and may increase the volatility of a Fund. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Many derivatives create leverage thereby causing a Fund to be more volatile than it would be if it had not used derivatives. Derivatives expose a Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, derivatives expose a Fund to risks of mispricing or improper valuation.

CFTC Regulatory Risk. In February 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that could potentially subject the Adviser to regulation as a “commodity pool operator” (“CPO”) and “commodity trading advisor” (“CTA”). Compliance with the CFTC’s regulatory changes was required by December 31, 2012. Under these new CFTC regulations, an investment company must comply with certain de minimis commodities and derivatives trading limitations and marketing restrictions. The Fund currently intends to comply with the de minimis trading limitations. In the event that the Fund is unable to operate within these limitations and restrictions, the Adviser would be required to register as a CPO and CTA. Compliance with these additional registration and regulatory requirements would increase Fund expenses.

Futures Risk. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps Risk. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and there is often no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Adviser or Sub-Adviser or if the reference index, security or investments do not perform as expected. A Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps”. Where a Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments will require the clearing and exchange-trading of many OTC swap agreements. Mandatory exchange-trading and clearing will occur on a phased-in basis.

Emerging Markets Risk. Certain Funds may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict any securities’ investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

ETF and Other Investment Company Risk. A Fund may invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Exchange-Traded Notes (“ETNs”) Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Fixed-Income Securities Risk. Some of the securities or other investment companies in which a Fund may invest are invested in a broad range of bonds or fixed-income securities. To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates, credit rating and duration.

Credit Risk. Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. In addition, lower rated securities have higher risk characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments and thus default. The lower the ratings of such debt securities, the greater their credit risk.

Interest Rate Risk. Typically, when interest rates rise, the fixed income securities' market value declines; conversely, when interest rates decline, the market value of a fixed income security rises. A fixed income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Foreign Exchange Contracts Risk. The Fund may enter into foreign currency forward contracts or currency futures to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund’s obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in the currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Fund’s Investment sub-adviser fails to predict currency values correctly.

Foreign Securities Risk. Investing in foreign securities subjects the Funds to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, less stringent investor protections, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time. The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Forward Commitment Risk. A Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, a Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, a Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on a Fund and may contribute to volatility of that Fund’s net asset value and create a higher portfolio turnover rate.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”). Absent an available exemption, the American Independence JAForlines Global Tactical Allocation Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the sub-adviser considers prudent, or cause the sub-adviser to select an investment other than that which the sub-adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

High-Yield Securities Risk. Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk. A Fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. A Fund may invest in securities that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. Management risk is the risk that the investment techniques of the Adviser or Sub-Adviser could fail to achieve a Fund’s objective(s) and could cause your investment in a Fund to lose value. The Funds are subject to management risk because they are actively managed by either the Adviser or Sub-Adviser. The Adviser or respective Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for that Fund, but there can be no guarantee that the decisions will produce the desired results. For example, securities that are expected to appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or the Adviser or Sub-Adviser may decide not to use them, even under market conditions where their use could have benefited a Fund.

Micro-Cap Securities Risk. Micro-cap stocks may involve substantially greater risks of loss and price fluctuations than those for small-cap securities. Micro-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable, their share prices to be more volatile, and their markets to be less liquid than companies with larger market capitalizations.

Mid-Cap Securities Risk. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile. Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports. Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. You should expect that the value of a Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

MLP ETF Risk. Investments in ETFs that invest in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk. Investing in mortgage-backed and other asset-backed securities exposes a Fund to the risk that such securities may repay principal either faster or slower than expected.

Quantitative Investment Strategies Risk. The Adviser or a Sub-Adviser may rely on quantitative models (both proprietary models developed by the Adviser or Sub-Adviser and those supplied by third parties) and information and data supplied by third parties (“Models and Data”) in managing the Funds in general. Models and Data are used to assist in determining investments and to provide risk management insights.

Models and Data may prove to be incorrect or incomplete. In such cases, any decisions made in reliance thereon can expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser or Sub-Adviser are predictive in nature. Predictive models generally depend on the assumption that the future performance of a specific investment can be predicted based on the correlation of the past performance of the investment with the past performance of other investments or economic or financial data. The use of predictive models presents inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. Additionally, market dynamics change over time and correlations that existed in the past may diminish or end. A model may fail to provide correct predictions, and a model that has been successful in the past may be less successful or ineffective in the future. Most statistical formulae cannot fully match the complexity of the financial markets and a model may be flawed or may not work as anticipated. During unforeseen or low probability scenarios, models may produce unexpected results, which may result in losses for the Fund.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is inputted correctly, “model prices” will often differ substantially from market prices. Additionally, models are typically dependent on the input of timely market data from third party vendors and the failure to receive data in a timely manner could disrupt the Fund’s trading, resulting in losses to the Fund. The use of models is also dependent on functioning computer systems and could be severely compromised by technological failures, power loss, computer viruses, physical damage, including fire or water damage, and other events.

The Models and Data used by the Adviser or Sub-Adviser may be similar to the Models and Data used by other managers, which may result in investment decisions for the Fund being similar to the investment decisions made by other managers. This may result in increased volatility, particularly if the other managers decide to sell investments at the same time as the Fund.

While the Adviser or Sub-Adviser employs controls designed to assure that their proprietary models are sound in their development and appropriately adapted, calibrated and configured, analytical error, software development errors, and implementation errors are an inherent risk of complex analytical models and quantitative investment management processes. These errors may be extremely hard to detect in some cases, and some errors may go undetected for long periods of time, or not be detected at all. The effect of errors on investment performance, which can be either positive or negative, may not be fully apparent even when discovered. Because of the complexity involved and indeterminate nature of the undertaking, the Adviser or Sub-Advisor may in good faith and in accordance with its obligations decide not to correct or to delay the correction of an error, not to undertake an in-depth analysis of the effect of an error on performance and not to disclose an error to its clients.

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

Recent Market Events Risk. The recent change in administration in the United States poses the potential for change through stimulative policies, deregulation, and infrastructure spending, but uncertainty in trade and fiscal policies may have a negative impact on global companies that rely heavily on bilateral trade. The impact of the United Kingdom’s decision to withdraw from the European Union is still being assimilated by market participants and may also have a negative impact on economies and financial markets. Moves in commodities markets are fueling fears of disruptive implications for growth, inflation, and profitability.

In recent years, governmental and non-governmental issuers (notably in Europe and Latin America) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. However, there is no assurance that such actions will be successful, and recent actions and guidance suggest a policy biased towards higher rates.

This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser, and whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Sector Concentration Risk. The AI Large Cap Growth Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary (or “cyclical”) sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Financial Services Sector Risk. Companies in the financial services sector can be significantly affected by a downturn in the economy, in general, and in the financial services industry, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rates and price competition.

Consumer Staples Sector Risk. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors. In addition, changes in government regulation, the performance of the overall economy, interest rates, and consumer confidence may adversely affect such companies.

Health Care Sector Risk. Companies in the health care sector are impacted by factors such as extensive government regulation, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, and changes in technologies.

Technology Sector Risk. Companies in the technology sector are impacted by factors such as rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Small-Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small-cap securities can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In addition, the State of Kansas is experiencing financial stress and budgetary problems stemming from the current economic downturn. The strain on the State’s financial resources could impact the ability of the state and local issuers to meet their obligations. Recent downgrades by Moody’s and S&P of the outlook on Kansas’ Aa2 and AA credits, respectively, from stable to negative reflect the rating organizations’ concerns over weak economic trends and structural budget pressures.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”).

U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Value Stock Risk. "Value" stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may decline in value or never reach the value the sub-adviser believes is its full market value, either because the market fails to recognize what the sub-adviser considers to be the company’s true business value or because the sub-adviser’s assessment of the company’s prospects was not correct.

Fund Management.

Investment Adviser. The investment adviser for these Funds is RiskX Investments, LLC (“RiskX Investments” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. RiskX Investments is based at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105. As of December 31, 2016, RiskX Investments managed approximately $677 million in assets.

Under the supervision of the Board, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s objective(s) and policies. In exchange for providing these services, the Adviser receives a management fee from each Fund. The current gross management fee and the management fee paid after waivers and/or reimbursements as of October 31, 2016, of each Fund’s average daily net assets are as follows:

Fund	Gross Fee	Net Fee after Waivers and/or (Reimbursement)
AI Large Cap Growth Fund	1.00%	-0.25%
American Independence JAForlines Global Tactical Allocation Fund	0.75%	0.43%
AI International Fund	0.81%	0.43%
American Independence Kansas Tax-Exempt Bond Fund	0.30%	0.18%
American Independence Carret Core Plus Fund	0.40%	0.11%
American Independence U.S. Inflation-Protected Fund	0.40%	0.04%
American Independence Hillcrest Small Cap Value Fund	1.00%	-2.02%

A discussion regarding the basis for the Board's approval of the investment advisory agreement and each of the investment sub-advisory agreements appears in the annual report to shareholders for the fiscal period ended October 31, 2016. Under a separate administration agreement, each Fund also pays the Adviser a fee of 0.125% for providing administrative services.

Sub-Advisers. To assist in the daily management of the Funds’ portfolios, the Adviser has entered in sub-advisory agreements on behalf of all the Funds except the AI Large Cap Growth Fund. The five sub-advisers include Carret Asset Management, LLC (“Carret”) for the American Independence Kansas Tax-Exempt Bond Fund and the American Independence Carret Core Plus Fund; Fischer Francis Trees & Watts, Inc. (“FFTW”) for the American Independence U.S. Inflation-Protected Fund; Hillcrest Asset Management, LLC (“Hillcrest”) for the American Independence Hillcrest Small Cap Value Fund; J.A. Forlines, LLC (“Forlines”) for the American Independence JAForlines Global Tactical Allocation Fund; and Manifold Partners LLC (“Manifold”) for the AI International Fund.

Under the Investment Advisory Agreements, RiskX Investments has oversight responsibility for the day-to-day management of the Funds. Mr. Charles McNally of RiskX Investments is responsible for the oversight of the Sub-Advisers. Mr. McNally is also portfolio manager for the AI Large Cap Growth Fund and serves as co-portfolio manager for the American Independence JAForlines Global Tactical Allocation Fund and the AI International Fund. Biographical information on Mr. McNally can be found under “AI Large Cap Growth Fund” in the “Portfolio Manager” section below.

Carret Asset Management, LLC. RiskX Investments has engaged Carret as sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund and the American Independence Carret Core Plus Fund. Founded in 1963, Carret is an independent investment advisor serving wealth managers, financial advisors, select institutional clients, and high-net-worth individuals and families, managing assets of approximately $2.4 billion as of September 30, 2016. Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022.

Fischer Francis Trees & Watts, Inc. RiskX Investments has engaged FFTW as sub-adviser to the American Independence U.S. Inflation-Protected Fund. Founded in 1972, FFTW specializes in managing U.S. and global fixed income and equity portfolios for institutional clients including central banks and official institutions, public and corporate employee pension funds, insurance companies, endowments, foundations, hospitals, and commercial banks. FFTW managed approximately $39.4 billion as of September 30, 2016. FFTW’s New York office is located at 200 Park Avenue, New York, New York 10166. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France.

Hillcrest Asset Management, LLC. RiskX Investments has engaged Hillcrest as sub-adviser to the American Independence Hillcrest Small Cap Value Fund. Hillcrest was founded in July 2007 and is located at 2805 Dallas Parkway, Suite 250, Plano, TX 75093. As of September 30, 2016, Hillcrest managed approximately $466 million in assets. All of Hillcrest’s investment strategies are based on their expertise in Behavioral Finance. They have a systematic process that uses a blend of quantitative factor screens and rigorous fundamental analysis to identify those companies that have attractive valuations, strong earnings and revenue growth, and positive sentiment. Hillcrest and RiskX Investments share common affiliates: The Chalice Fund LLC (“Chalice”), a private investment fund which is controlled by Grail Partners LLC (“Grail”), has an ownership interest in Hillcrest, RiskX Investments, and Manifold. Donald P. Putnam, the Chairman of RiskX Investments is the Chairman of Grail. Darlene DeRemer, an interested Trustee of the Trust, is a director of Hillcrest and a managing member of Grail.

J.A. Forlines, LLC. RiskX Investments has engaged Forlines as sub-adviser to the American Independence JAForlines Global Tactical Allocation Fund. Founded in 2009, Forlines is located at 63 Forest Avenue Suite #1, Locust Valley, NY 11560. Forlines provides ongoing money management services for clients who have relationships with registered representatives of broker/dealers and registered investment advisers. Forlines is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms, and maintaining accurate trading records for the Fund. As of September 30, 2016, Forlines had assets under management of approximately $542 million.

Manifold Partners LLC. RiskX Investments has engaged Manifold as sub-adviser to the AI International Fund. Manifold is located at 455 Market Street, Suite 1200, San Francisco, CA, 94105. As of December 31, 2016 Manifold managed approximately $21.3 million in assets. Manifold also serves as an investment adviser to private investment funds. Manifold and RiskX Investments are affiliated. Both Manifold and RiskX Investments are under common control by Chalice, which is controlled by Grail. Donald Putnam controls Grail, and serves as Manifold’s Executive Chairman and is the Chairman of RiskX Investments. Darlene DeRemer, an interested Trustee of the Trust, is a managing member of Grail. Manifold’s primary method of security analysis is statistical in nature. Expected returns for each security in the eligible markets are calculated using a proprietary algorithm developed over the past number of years.

Portfolio Managers. Each Fund’s portfolio manager is responsible for the day-to-day management of that Fund. The portfolio manager(s) for each Fund is listed below. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage, please consult the SAI.

AI Large Cap Growth Fund

Charles McNally. Mr. McNally joined RiskX Investments as Chief Portfolio Strategist in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

American Independence JAForlines Global Tactical Allocation Fund

John A. Forlines III. Mr. Forlines is the portfolio manager primarily responsible for the day-to-day management of the American Independence JAForlines Global Tactical Allocation Fund’s portfolio. Mr. Forlines is Chairman and Chief Investment officer at J.A. Forlines, LLC since its inception in May 2009. Mr. Forlines also currently serves as Senior Advisor to Core Asset Management Company since 2009 and previously served as the Co-Chair and President of the Investment Committee of Core Asset Management Company from 2004 to 2008. Prior to joining Core Asset Management Company, Mr. Forlines was a founder of a family office that is active primarily in charitable support for education in the United States. Mr. Forlines also enjoyed a long career with J.P. Morgan from 1986 to 2000, serving various roles with the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking. Mr. Forlines is a member of the State of New York Bar Association; before his career at JP Morgan he practiced law specializing in structured debt and equity products. Additionally, he is an Adjunct Professor in the Department of Economics at Duke University. Mr. Forlines graduated from Duke University with Honors in English and Economics and also earned his J.D. from the Duke University School of Law.

Charles McNally. See Charles McNally’s information under AI Large Cap Growth Fund.

American Independence Kansas Tax-Exempt Bond Fund

Robert A. Campbell, CFA. Mr. Campbell is currently Managing Director and Portfolio Manager at Carret Asset Management, LLC. Previously he was President and Portfolio Manager of Arrivato Asset Management, LLC, which was a wholly-owned subsidiary of RiskX Investments. Prior to joining Arrivato, Mr. Campbell was Vice Present and Portfolio Manager of RiskX Investments (known at the time as American Independence Financial Services, LLC). Before joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (a previous sub-adviser to the Kansas Fund) since November 2000, where he was the portfolio manager of the Kansas Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

Neil D. Klein. Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Masters of Business Administration degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Jason R. Graybill, CFA. Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Masters of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

American Independence Carret Core Plus Fund

Neil D. Klein. See Mr. Klein’s information under American Independence Kansas Tax-Exempt Bond Fund.

Jason R. Graybill. See Mr. Graybill’s information under American Independence Kansas Tax-Exempt Bond Fund.

American Independence U.S. Inflation-Protected Fund

Cedric Scholtes. Mr. Scholtes is Portfolio Manager and responsible for the day-to-day management of the American Independence U.S. Inflation-Protected Fund. He joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW's central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a Masters degree in Finance and Economics from Warwick Business School, a Masters in Economics from the London School of Economics, and an M.A./B.A. in economics from the University of Cambridge.

AI International Fund

Nic Wherry. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group at Manifold. Mr. Wherry is responsible for analytical and support functions. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to the portfolio management and middle office software. Mr. Wherry gained his B.S. in Physics from NYU in 2004.

Jim Creighton. Mr. Creighton is currently the Head, Manifold Cluster Analysis and Chief Investment Officer at Manifold. He has more than 35 years of investment experience and was the founder of Creighton Capital Management in 2004. He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management. While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001. Mr. Creighton was instrumental in the startup of three successful investment organizations. At Trafalgar Capital Management, he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities. He began his career in the financial industry in 1971 as an actuary with Maritime Life in Nova Scotia, Canada.

Charles McNally. See Charles McNally’s information under AI Large Cap Growth Fund.

American Independence Hillcrest Small Cap Value Fund

Brian R. Bruce. Mr. Bruce is Chief Executive Officer and Chief Investment Officer of Hillcrest. Prior to Hillcrest, Mr. Bruce worked at Putnam/PanAgora Asset Management as Chief Investment Officer. Mr. Bruce’s other industry experience includes various executive positions at State Street Global Advisors and Northern Trust Company. Mr. Bruce received an MS in Computer Science from DePaul University and an MBA from University of Chicago.

Douglas Stark, CFA. Mr. Stark is Managing Director of Hillcrest. Prior to Hillcrest, Mr. Stark was Director of Research at Martingale Asset Management and prior to that, he was Senior Vice President and Portfolio Manager at InterCoast Capital. Mr. Stark also worked at State Street Global Advisors as Vice President International Stocks and Currency Management. Mr. Stark earned his M.B.A. from Columbia University.

Brandon Troegle, CFA. Mr. Troegle is Director of Hillcrest. Prior to Hillcrest, Mr. Troegle worked as an Equity Analyst and a Securities Analyst at Morningstar and Bank of America, respectively. Prior to Bank of America, he worked at Luther King Capital Management in Investment Research. Mr. Troegle earned his M.B.A. at Cox School of Business, Southern Methodist University.

INVESTING WITH THE FUNDS

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider. The American Independence Funds family includes the 7 funds in the American Independence Funds Trust.

Choosing a Class of Shares

The Funds offer either two, three or four classes of shares (AI International Fund and American Independence Carret Core Plus Fund currently do not offer Class C shares and only American Independence U.S. Inflation-Protected Fund offers Premier Class shares). The general public is offered Class A and Class C shares. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Please see “Class A Shares Sales Charge Reductions” section below for more information. You may wish to discuss this choice with your financial consultant. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, certain other groups, and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in this Prospectus, which is available to you free of charge and on the Fund’s Web site at www.americanindependence.com under the specific links on the website termed “Literature” and “Documents”. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)    trusts, or investment management and other fiduciary accounts managed or administered by RiskX Investments or its affiliates or correspondents pursuant to a written agreement;

(2)    any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by RiskX Investments or its affiliates or correspondents, pursuant to a written agreement;

(3)    any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset based fee; and

(4)    other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000, except with respect to the American Independence U.S. Inflation-Protected Fund the minimum initial investment is $20,000,000. However, any RIA or financial planner using a “wrap fee” or asset based fee will not be subject to the $3,000,000 minimums for all Funds, except with respect to the American Independence U.S. Inflation-Protected Fund. The Funds may waive their minimum purchase requirement.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, except with respect to the American Independence U.S. Inflation-Protected Fund, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. With respect to the American Independence U.S. Inflation-Protected Fund, for purchases of $1,000,000 or more, a 0.50% CDSC will be assessed if redeemed within one year from the date of purchase and a 0.25% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, AI International Fund, and American Independence Hillcrest Small Cap Value Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

American Independence Kansas Tax-Exempt Bond Fund and American Independence Carret Core Plus Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

(1)    The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

American Independence U.S. Inflation-Protected Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(2)	0.00%	0.00%	0.50%

(2)     The Fund will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase and 0.25% if redeemed between the first and second year of a purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class C Shares. Class C shares of the applicable Funds are offered with no front-end sales charge, have a 1.00% CDSC on redemptions made within one year of purchase, and have higher ongoing expenses than Class A shares. Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent, would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused. Class C shares are only available for the following: AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, American Independence Kansas Tax-Exempt Bond Fund, American Independence U.S. Inflation-Protected Fund, and American Independence Hillcrest Small Cap Value Fund.

Premier Class Shares. Premier Class shares of the American Independence U.S. Inflation-Protected Fund are offered at net asset value without a sales load. The minimum initial investment amount is $250,000. However, any RIA or financial planner using a “wrap fee” or asset based fee will not be subject to the $250,000 minimum. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Our Customer Identification Program" under the section entitled “Other Shareholder Servicing Information” and "Limits on Exchanges, Purchases and Redemptions" under the section entitled “Policies About Transactions”. Purchases of Premier Class shares may only be made by one of the following types of "Institutional Investors":

(1)    trusts, or investment management and other fiduciary accounts managed or administered by RiskX Investments or its affiliates or correspondents pursuant to a written agreement;

(2)    any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by RiskX Investments or its affiliates or correspondents, pursuant to a written agreement;

(3)    any registered investment advisor (RIA) or financial planner who uses the Premier Class in conjunction with a “wrap fee” or asset based fee; and

(4)    other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

➢  You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

➢  You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

➢  By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

➢  Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

➢  You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

➢  a family unit, including children under the age of twenty-one or single trust estate;

➢  a trustee or fiduciary purchasing for a single fiduciary relationship; or

➢  the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

Class C Shares Sales Charges. If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•        Current and retired employees, directors/trustees and officers of:

-       RiskX Investments, LLC and its affiliates;

-       The Sub-Advisers and service providers to the Funds; and

-       Family members of any of the above.

•        Current employees of:

-       Broker-dealers who act as selling agents; and

-       Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service Fees

Distribution and Service (12b-1) Fee Plans. Each of the American Independence Funds has adopted a plan that allows its Class A and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% and 1.00% of its Class A Share assets and Class C Share assets, respectively. These fees consist of up to 0.25% for shareholder services of the Class A Share and Class C Share assets, and up to 0.25% of Class A Share assets and up to 0.75% of Class C Share assets for distribution services and expenses, as defined by FINRA. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Currently, the AI Large Cap Growth Fund, the American Independence JAForlines Global Tactical Allocation Fund, the American Independence Kansas Tax-Exempt Bond Fund, the American Independence Carret Core Plus Fund, the American Independence U.S. Inflation-Protected Fund and American Independence Hillcrest Small Cap Value Fund are waiving 0.12%, 0.12%, 0.11%, 0.15%, 0.05% and 0.12%, respectively, of the shareholder servicing fees in Class A.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Shareholder Servicing Plan (non-12b-1). The Trust, on behalf of the American Independence U.S. Inflation-Protected Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such shares.

Distribution Related Payments. In addition, RiskX Investments, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the Funds or to cooperate with RiskX Investments’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from RiskX Investments is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. RiskX Investments compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds, and 0.25% of the total assets of these Funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds’ sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give RiskX Investments access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list”. RiskX Investments’ goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, RiskX Investments may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals, and conferences.

Sub-Transfer Agency Services. Payments may also be made by the Funds or RiskX Investments to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments”). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Payment Summary and Caveats. You should be aware that these payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with RiskX Investments’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by RiskX Investments and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from RiskX Investments or any other fees or expenses it charges.

Opening an Account

You may purchase shares of the Funds through Matrix 360 Distributors, LLC (the “Distributor”) or through banks, brokers, retirement plan providers, and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Funds may not be available for sale in all states. Consult your investment representative or institution for specific information.

A separate application is required for Individual Retirement Account investments.

Orders received by your broker or service organization for the Funds in proper order prior to the determination of NAV and transmitted to the Fund prior to the close of its business day, which is currently 4:00 p.m. Eastern Time, will become effective that day.

We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund’s sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information; this would result in the redemption of shares at the then-current day’s NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 14 days) which may change from time to time. See "Our Customer Identification Program" under the section entitled “Other Shareholder Servicing Information” and "Limits on Exchanges, Purchases and Redemptions" under the section entitled “Policies About Transactions”.

Purchasing Shares. If you are investing directly with American Independence Funds, send a completed application and a check payable to American Independence Funds to the address below. You may obtain an application from the Fund’s website at www.americanindependence.com or by calling 1-888-266-8787. If you are investing through a financial advisor, your advisor will be able to give you instructions.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Minimum Investment. The minimum initial investment is $3,000,000 for the Institutional Class shares for all Funds, except the American Independence U.S. Inflation-Protected Fund which has a $20,000,000 minimum initial investment; $5,000 for the Class A shares and Class C shares; and $250,000 for the Premier Class Shares. Subsequent minimum investments are $5,000 for Institutional Class shares and Premier Class shares and $250 for Class A shares and Class C shares. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Paying for shares you buy. Funds’ shares can only be paid for with U.S. dollars and checks must be drawn on U.S. banks. You can pay for shares with a personal check, bank check, wire transfer, or automated clearing house (“ACH”) transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us). A fee will be charged for any checks that do not clear.

If you choose to pay by wire or ACH, you must call the Funds’ transfer agent, at 1-888-266-8787 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent. Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

Automatic Investment Plan. Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

An Automatic Investment Plan provides you with a dollar cost averaging technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Exchanging Shares

Exchange privilege. As a American Independence Funds’ investor, you can exchange all of your shares of one RiskX Fund for the same class of shares in any other RiskX Fund. Call 1-888-266-8787 to request an exchange. Be sure to obtain and read a current prospectus for the fund to which you are exchanging.

Redeeming From Your Account

You may redeem your shares on any business day. Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the New York Stock Exchange (“NYSE”) closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

The Funds may require that the signatures be guaranteed for certain transactions. Please refer to the section below “Orders that Require a Signature Guarantee”. Please call the Funds’ transfer agent at 1-888-266-8787 if you have questions regarding signature guarantees. At the discretion of the Funds, you may be required to furnish additional legal documents to ensure proper authorization.

Shares of any of the Funds may be redeemed by fax, mail or telephone. If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

By Fax. Send a letter signed by all account owners that includes your account number, the Fund and share class from which you are redeeming along with the dollar value or number of shares to be sold and fax to 1-877-513-1129.

By Mail. Send a letter signed by all account owners that includes your account number, the Fund and share class from which you are redeeming along with the dollar value or number of shares to be sold to the appropriate address noted below.

Regular Mail	Express, Registered or Certified
American Independence Funds Trust	American Independence Funds Trust
P.O. Box 8045	c/o Boston Financial Data Services
Boston, MA 02266-8045	30 Dan Road
Canton, MA 02021

Orders that Require a Signature Guarantee. There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

•        when you want to sell more than $100,000 worth of shares

•        when you want to send the proceeds to a third party

•        when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent via ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions and credit unions. Note that you cannot get a signature guarantee from a notary public.

Systematic Withdrawal Plan. Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day). You can select this option when first establishing your account. If you did not select this option when opening your account, please contact the Funds’ transfer agent at 1-888-266-8787.

Selling Shares in a Trust, Business, or Organization Account. Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Timing of Payment for Shares You Sell. Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days. There are two main circumstances under which payment to you could be delayed more than seven days:

•        when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

•        when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

Other Shareholder Servicing Information

There are a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your RiskX Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

Our Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Policies About Transactions.

Business hours. The Funds are open for business each day the NYSE is open. The price of each share class of each RiskX Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed. You can place an order to buy or sell shares at any time at the Fund’s NAV, plus any applicable sales charge or redemption fee, next determined after receipt of the order in proper form. A Fund’s NAV is determined at the close of regular trading on the NYSE (generally 4 p.m. Eastern Time). Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transaction policies. Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $10,000 or more and may only accept wires of $10,000 or more.

Other Rights We Reserve. You should be aware that we may do any of the following:

•        reject your account application if you fail to give us a correct Social Security or other tax ID number

•        withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

•        close your account and send you the proceeds if the value of your account falls below $2,500 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

•        pay you for shares you sell by “redeeming in kind”, that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges

•        change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

•        suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the Fund from trading portfolio securities or pricing its shares

•        withdraw or suspend the offering of shares at any time

•        reject any order we believe may be fraudulent or unauthorized

•        reject or limit purchases of shares for any reason

•        reject a telephone redemption if we believe it is advisable to do so; in such circumstances when the caller is unable to verify personal information on the account

Share certificates. We do not issue share certificates.

Our “One Copy Per Household” Policy. We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 1-888-266-8787.

Limits on Exchanges, Purchases, and Redemptions (“Excessive Trading Policy”). Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

The Trust has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange purchase order for any reason, including any purchase or exchange purchase order accepted by any shareholder's financial intermediary.

Purchases and exchanges of shares of a Fund should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice; including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to the Fund. If the Funds or transfer agent believe that a shareholder of financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Funds or the transfer agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the transfer agent seek to act in a manner that they believe is consistent with the best interest of all shareholders.

Excessive trading activity in a Fund is measured by the number of roundtrip transactions in a shareholder’s account. A roundtrip transaction occurs when a shareholder sells Fund shares (including exchanges) within 30 days of the purchase date. At any time and without prior notice, we may block a shareholder who makes more than 12 exchanges or roundtrip transactions in a 12 month period or otherwise demonstrates what we believe is a pattern of “market timing”. The Fund does not impose any exchange, redemption or other fee on shareholders deemed to be engaged in what may be considered market timing.

The Funds and the transfer agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Fund’s excessive trading policy are not deemed accepted by the Fund and may be canceled or revoked by the Fund on the next business day following receipt by the Funds.

Omnibus Accounts and Retirement Plans. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Risks Associated with Excessive or Short-Term Trading. To the extent that the Funds or agents are unable to curtail excessive trading practices in the Funds, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that a Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of a Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to a Fund.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Tax-Advantaged Investment Plans. A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP-IRA, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

If You Cannot Reach Us By Phone. Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 68 to 71 of this Prospectus.

Calculating Share Price

How the Funds calculate share prices. We calculate a net asset value (“NAV”) for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Because Class A shares of a Fund have an initial sales charge, the price you pay for each Class A share of a Fund is that Fund’s offering price, which is that Fund’s NAV per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of a Fund do not have an initial sales charge, the price you pay for each Class C share of a Fund is that Fund’s NAV per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Class C Sales Charges” for more information).

Because Institutional Class shares and Premium Class shares of a Fund do not have a sales charge, the price you pay for each Institutional Class share and each Premium Class share of a Fund is that Fund’s NAV per share. Similarly, because there are no fees for selling Institutional Class shares and Premium Class shares, a Fund pays you the full share price when you sell Institutional Class shares and Premium Class shares.

How the Funds value their holdings. We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Dividends, Distributions and Taxes

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code (a “RIC”). To qualify as a RIC, each Fund must, among other requirements, meet certain source-of-income (the “Income Test”), quarterly asset diversification and distribution requirements. As a RIC, each Fund generally will not be subject to federal income or excise tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Satisfaction of the Income Test requires each Fund to derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to the Fund’s business of investing in such stock or securities. Some of the income that the Funds might earn may not be qualifying income for purposes of the Income Test (the “Non-Qualifying Income”). Each Fund intends to monitor its investments to ensure that any Non-Qualifying Income is limited to a maximum of 10 percent of its gross income for each taxable year. However, there can be no assurance that the Funds will be successful in this regard. If a Fund failed to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. The remainder of this discussion assumes that the Fund will qualify as a RIC.

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund are paid monthly, if any. Dividends on the American Independence JAForlines Global Tactical Allocation Fund are paid quarterly. Dividends on the AI Large Cap Growth Fund, AI International Fund, and American Independence Hillcrest Small Cap Value Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are generally taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The American Independence Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income; however, certain distributions by the Fund may be subject to the alternative minimum tax and any capital gains distributed by the Fund would generally be taxable. The American Independence Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

You will be notified in January each year about the federal tax status of distributions made by a Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Directed reinvestments. Generally, dividends and capital gains distributions are automatically reinvested in shares of the same Fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance since inception of each Class, or five years, whichever is shorter. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information below has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report along with the Funds’ financial statements. The annual report is available upon request.

Financial Highlights – AI LARGE CAP GROWTH FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class
For the year ended
10/31/2016	$8.93	$0.01	$0.35	$0.36	$—	$—	$—	$9.29	4.05%	$7,750	1.09%	2.34%	0.10%	117%
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.00)^	$(1.07)	$(1.07)	$—	$—	$—	$8.93	(10.70%)	$6,554	1.09%	3.69%	(0.14%)	89%

Class A Shares
For the year ended
10/31/2016	$8.93	$(0.03)	$0.35	$0.32	$—	$—	$—	$9.25	3.58%	$2,044	1.47%	2.84%	(0.35%)	117%
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.02)	$(1.05)	$(1.07)	$—	$—	$—	$8.93	(10.70%)	$2,317	1.35%	3.95%	(0.65%)	89%

Class C Shares
For the year ended
10/31/2016	$8.91	$(0.08)	$0.35	$0.27	$—	$—	$—	$9.18	3.03%	$194	2.09%	3.34%	(0.89%)	117%
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.03)	$(1.06)	$(1.09)	$—	$—	$—	$8.91	(10.90%)	$62	1.88%	4.48%	(0.95%)	89%

Financial Highlights – AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class
For the year ended
10/31/2016	$10.52	$0.26	$0.09	$0.35	$(0.19)	$—	$(0.19)	$10.68	3.34%	$45,813	0.95%	1.27%	2.48%	129%
10/31/2015	$10.69	$0.32	$(0.10)	$0.22	$(0.39)	$—	$(0.39)	$10.52	2.10%	$20,028	0.94%	1.33%	2.98%	98%
10/31/2014	$10.18	$0.21	$0.35	$0.56	$(0.05)	$—	$(0.05)	$10.69	5.52%	$6,329	0.90%	1.73%	2.00%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01+	$0.17	$0.18	$—	$—	$—	$10.18	1.80%	$6,934	0.90%	10.18%	6.14%****	19%

Class A Shares
For the year ended
10/31/2016	$10.50	$0.23	$0.08	$0.31	$(0.17)	$—	$(0.17)	$10.64	2.99%	$56,135	1.33%	1.77%	2.23%	129%
10/31/2015	$10.65	$0.29	$(0.10)	$0.19	$(0.34)	$—	$(0.34)	$10.50	1.75%	$38,019	1.28%	1.75%	2.70%	98%
10/31/2014	$10.18	$0.24	$0.27	$0.51	$(0.04)	$—	$(0.04)	$10.65	5.07%	$21,684	1.28%	2.23%	2.32%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00+^	$0.18	$0.18	$—	$—	$—	$10.18	1.80%	$3,876	1.28%	10.77%	0.25%	19%

Class C Shares
For the year ended
10/31/2016	$10.38	$0.19	$0.05	$0.24	$(0.14)	$—	$(0.14)	$10.48	2.33%	$5,189	1.95%	2.27%	1.85%	129%
10/31/2015	$10.56	$0.22	$(0.09)	$0.13	$(0.31)	$—	$(0.31)	$10.38	1.22%	$5,206	1.86%	2.25%	2.11%	98%
10/31/2014	$10.17	$0.19	$0.25	$0.44	$(0.05)	$—	$(0.05)	$10.56	4.32%	$2,962	1.90%	2.73%	1.87%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00+^	$0.17	$0.17	$—	$—	$—	$10.17	1.70%	$1	1.90%	11.36%	0.06%	19%

Financial Highlights – AI INTERNATIONAL FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class
For the year ended
10/31/2016	$11.09	$0.19	$(0.24)	$(0.05)	$(0.16)	$—	$(0.16)	$10.88	(0.47%)	$43,914	0.95%	1.34%	1.81%	116%
10/31/2015	$12.21	$0.17	$(0.32)	$(0.15)	$(0.24)	$(0.73)	$(0.97)	$11.09	(1.17%)	$51,026	0.95%	1.29%	1.49%	36%
10/30/2014	$12.99	$0.23	$(0.37)	$(0.14)	$(0.33)	$(0.31)	$(0.64)	$12.21	(1.10%)	$54,317	0.95%	1.30%	1.83%	77%
10/31/2013	$11.10	$0.29+	$1.92	$2.21	$(0.32)	$—	$(0.32)	$12.99	20.30%	$62,561	0.95%	1.30%	2.42%	107%
10/31/2012	$10.70	$0.29+	$0.26	$0.55	$(0.15)	$—	$(0.15)	$11.10	5.30%	$55,169	0.95%	1.25%	2.73%	88%

Class A Shares
For the year ended
10/31/2016	$10.83	$0.14	$(0.25)	$(0.11)	$(0.15)	$—	$(0.15)	$10.57	(1.03%)	$79	1.45%	1.84%	1.38%	116%
10/31/2015	$11.98	$0.09	$(0.28)	$(0.19)	$(0.23)	$(0.73)	$(0.96)	$10.83	(1.56%)	$82	1.40%	1.74%	0.85%	36%
10/30/2014	$12.81	$0.16	$(0.36)	$(0.20)	$(0.32)	$(0.31)	$(0.63)	$11.98	(1.61%)	$160	1.45%	1.80%	1.31%	77%
10/31/2013	$10.99	$0.22	$1.91	$2.13	$(0.31)	$—	$(0.31)	$12.81	19.75%	$214	1.45%	1.80%	1.85%	107%
10/31/2012	$10.61	$0.21+	$0.28	$0.49	$(0.11)	$—	$(0.11)	$10.99	4.69%	$89	1.45%	1.75%	1.98%	88%

Financial Highlights – AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)
Institutional Class
For the year ended
10/31/2016	$11.11	$0.33	$(0.02)	$0.31	$(0.33)	$—	$(0.33)	$11.09	2.80%	$190,780	0.48%	0.60%	2.94%	10%
10/31/2015	$11.16	$0.35	$(0.05)	$0.30	$(0.35)	$—	$(0.35)	$11.11	2.70%	$181,983	0.48%	0.60%	3.12%	13%
10/31/2014	$10.80	$0.37+	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16	6.89%	$183,423	0.48%	0.58%	3.39%	1%
10/31/2013	$11.28	$0.35+	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80	(1.13%)	$232,502	0.48%	0.55%	3.20%	8%
10/31/2012	$10.95	$0.36+	$0.33	$0.69	$(0.36)	$—	$(0.36)	$11.28	6.42%	$303,660	0.48%	0.54%	3.26%	13%

Class A Shares
For the year ended
10/31/2016	$11.11	$0.29	$(0.02)	$0.27	$(0.29)	$—	$(0.29)	$11.09	2.41%	$11,509	0.87%	1.10%	2.55%	10%
10/31/2015	$11.16	$0.31	$(0.05)	$0.26	$(0.31)	$—	$(0.31)	$11.11	2.34%	$10,620	0.83%	1.03%	2.76%	13%
10/31/2014	$10.80	$0.33+	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16	6.47%	$10,186	0.87%	1.08%	3.00%	1%
10/31/2013	$11.28	$0.31+	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80	(1.52%)	$9,815	0.87%	1.05%	2.82%	8%
10/31/2012	$10.95	$0.32+	$0.33	$0.65	$(0.32)	$—	$(0.32)	$11.28	6.01%	$10,518	0.87%	1.04%	2.87%	13%

Class C Shares
For the year ended
10/31/2016	$11.11	$0.22	$(0.02)	$0.20	$(0.22)	$—	$(0.22)	$11.09	1.79%	$1,165	1.48%	1.60%	1.93%	10%
10/31/2015	$11.16	$0.24	$(0.05)	$0.19	$(0.24)	$—	$(0.24)	$11.11	1.74%	$1,077	1.42%	1.54%	2.18%	13%
10/31/2014	$10.80	$0.26+	$0.36	$0.62	$(0.26)	$—	$(0.26)	$11.16	5.83%	$1,164	1.48%	1.58%	2.38%	1%
10/31/2013	$11.28	$0.24+	$(0.48)	$(0.24)	$(0.24)	$—	$(0.24)	$10.80	(2.11%)	$1,190	1.48%	1.55%	2.21%	8%
10/31/2012	$10.95	$0.25+	$0.33	$0.58	$(0.25)	$—	$(0.25)	$11.28	5.36%	$2,229	1.48%	1.54%	2.24%	13%

Financial Highlights – AMERICAN INDEPENDENCE CARRET CORE PLUS FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)
Institutional Class
For the year ended
10/31/2016	$10.95	$0.24	$0.19	$0.43	$(0.27)	$(0.11)	$(0.38)	$11.00	4.00%	$91,186	0.45%	0.74%	2.16%	61%
10/31/2015	$11.09	$0.22	$(0.05)	$0.17	$(0.24)	$(0.07)	$(0.31)	$10.95	1.50%	$97,493	0.45%	0.72%	2.03%	68%
10/31/2014	$10.92	$0.25+	$0.20	$0.45	$(0.26)	$(0.02)	$(0.28)	$11.09	4.16%	$101,264	0.44%	0.71%	2.28%	61%
10/31/2013	$11.32	$0.27+	$(0.30)	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92	(0.25%)	$106,047	0.42%	0.73%	2.37%	47%
10/31/2012	$11.00	$0.30+	$0.36	$0.66	$(0.34)	$—	$(0.34)	$11.32	6.08%	$75,235	0.45%	0.73%	2.66%	41%

Class A Shares
For the year ended
10/31/2016	$11.03	$0.20	$0.19	$0.39	$(0.23)	$(0.11)	$(0.34)	$11.08	3.63%	$1,368	0.80%	1.24%	1.82%	61%
10/31/2015	$11.17	$0.19	$(0.05)	$0.14	$(0.21)	$(0.07)	$(0.28)	$11.03	1.18%	$1,183	0.78%	1.17%	1.69%	68%
10/31/2014	$11.00	$0.21+	$0.20	$0.41	$(0.22)	$(0.02)	$(0.24)	$11.17	3.78%	$1,637	0.79%	1.21%	1.93%	61%
10/31/2013	$11.40	$0.23+	$(0.29)	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00	(0.57%)	$1,423	0.77%	1.23%	2.05%	47%
10/31/2012	$11.08	$0.27+	$0.35	$0.62	$(0.30)	$—	$(0.30)	$11.40	5.69%	$1,521	0.80%	1.23%	2.30%	41%

Financial Highlights – AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class
For the year ended
10/31/2016	$10.37	$0.12	$0.48	$0.60	$(0.07)	$—	$(0.07)	$10.90	5.76%	$246,216	0.32%	0.68%	1.11%	173%
10/31/2015	$10.55	$0.02	$(0.19)	$(0.17)	$(0.01)	$—	$(0.01)	$10.37	(1.59%)	$197,226	0.32%	0.69%	0.15%	200%
10/30/2014	$10.51	$0.10+	$0.04	$0.14	$(0.10)	$—	$(0.10)	$10.55	1.36%	$209,429	0.32%	0.69%	0.87%	167%
10/31/2013	$11.78	$0.10+	$(0.81)	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51	(6.36%)	$296,810	0.32%	0.68%	0.49%	193%
10/31/2012	$11.69	$0.09+	$0.75	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78	7.56%	$357,238	0.32%	0.65%	0.83%	154%

Premier Class Shares
For the year ended
10/31/2016	$10.33	$0.14	$0.45	$0.59	$(0.07)	$—	$(0.07)	$10.85	5.67%	$1,676	0.47%	0.83%	1.29%	173%
10/31/2015	$10.53	$0.07	$(0.26)	$(0.19)	$(0.01)	$—	$(0.01)	$10.33	(1.79%)	$604	0.42%	0.79%	0.63%	200%
10/30/2014	$10.51	$0.08+	$0.04	$0.12	$(0.10)	$—	$(0.10)	$10.53	1.15%	$213	0.47%	0.84%	0.81%	167%
For the period from
4/2/2013 (c) thru 10/31/2013	$11.20	$0.01+	$(0.69)	$(0.68)	$(0.01)	$—	$(0.01)	$10.51	(6.45%)	$12	0.47%	0.83%	0.10%	193%

Class A Shares
For the year ended
10/31/2016	$10.34	$0.06	$0.48	$0.54	$(0.04)	$—	$(0.04)	$10.84	5.26%	$10,731	0.77%	1.18%	0.55%	173%
10/31/2015	$10.56	$(0.03)	$(0.18)	$(0.21)	$(0.01)	$—	$(0.01)	$10.34	(1.97%)	$10,922	0.72%	1.09%	(0.30%)	200%
10/30/2014	$10.54	$0.06+	$0.03	$0.09	$(0.07)	$—	$(0.07)	$10.56	0.88%	$13,874	0.77%	1.19%	0.51%	167%
10/31/2013	$11.84	$0.04+	$(0.80)	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54	(6.77%)	$18,888	0.77%	1.18%	0.14%	193%
10/31/2012	$11.75	$0.05+	$0.74	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84	7.10%	$26,891	0.77%	1.15%	0.37%	154%

Financial Highlights – AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND - Continued
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Class C Shares
For the year ended
10/31/2016	$10.12	$0.03	$0.45	$0.48	$(0.03)	$—	$(0.03)	$10.57	4.76%	$10,068	1.32%	1.68%	0.24%	173%
10/31/2015	$10.39	$(0.07)	$(0.19)	$(0.26)	$(0.01)	$—	$(0.01)	$10.12	(2.48%)	$4,163	1.22%	1.59%	(0.64%)	200%
10/30/2014	$10.37	$(0.02)+	$0.05	$0.03	$(0.01)	$—	$(0.01)	$10.39	0.31%	$1,218	1.32%	1.69%	(0.27%)	167%
10/31/2013	$11.72	$(0.06)	$(0.75)	$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37	(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%
10/31/2012	$11.66	$(0.02)+	$(0.75)	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72	6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

Financial Highlights – AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND
Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Total Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.07	$0.88	$0.95	$—	$—	$—	$10.95	9.50%	$2,785	1.25%	4.66%	0.74%	32%

Class A Shares
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$0.03	$0.89	$0.92	$—	$—	$—	$10.92	9.20%	$3,076	1.63%	5.16%	0.32%	32%

Class C Shares
For the period from
12/31/2015 (c) thru 10/31/2016	$10.00	$(0.03)	$0.89	$0.86	$—	$—	$—	$10.86	8.60%	$35	2.25%	5.66%	(0.31%)	32%

NOTES TO FINANCIAL HIGHLIGHTS TABLES

(a)           During the year or period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b)           Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)           Date of commencement of operations.

+             Calculated based on ending shares outstanding during the year or period.

*              Calculated based on average shares outstanding during the year or period, unless otherwise noted.

**             Not annualized for periods less than one full year.

***           Annualized for periods less than one full year.

****          Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year, the ratio of net investment income is not indicative of future results.

^              Rounds to less than $0.01.

SERVICE PROVIDERS

Management and support services are provided to the Funds by several organizations.

Investment Adviser and Administrator:

RiskX Investments, LLC

1345 Avenue of the Americas, 2nd Floor

New York, NY 10105

Custodians:

INTRUST Bank NA
105 North Main Street
Wichita, Kansas 67202

UMB Bank, N.A.

923 Grand Blvd.

Kansas City, MO 64106

Transfer Agent:

Boston Financial Data Services
30 Dan Road
Canton, MA 02021

Distributor:

Matrix 360 Distributors, LLC

4520 Main Street, Suite 1425

Kansas City, MO 64111

Fund Accounting Agent and Sub-Administrator:

UMB Fund Services

235 W Galena St.

Milwaukee, WI 53212

ADDITIONAL INFORMATION

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports: The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

Portfolio Holdings: A complete description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

You can get free copies of reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
1345 Avenue of the Americas, 2nd Floor

New York, NY 10105
Telephone: 1-866-410-2006

You can review and copy the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can obtain copies:

  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, (for information on the operation of the Public Reference Room call the Commission at 1-202-549-1520), or by electronic request to the following e-mail address: publicinfo@sec.gov.
  Free from the Commission’s Website at www.sec.gov.

AIF 02292016

Investment Company Act file no. 811-21757

AMERICAN INDEPENDENCE FUNDS TRUST

1345 AVENUE OF THE AMERICAS, 2nd FLOOR

NEW YORK, NEW YORK 10105

GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

RISKX INVESTMENTS, LLC

(“RISKX INVESTMENTS” OR THE “ADVISER”)

MATRIX 360 DISTRIBUTORS, LLC

(“MATRIX” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 2017

This Statement of Additional Information (the “SAI”) describes certain classes for seven funds in the American Independence Funds Trust (each a “Fund” and collectively, the “Funds”), all of which are managed by RiskX Investments. The Funds and classes are:

(Ticker / CUSIP)
	Institutional Class	Class A	Class C	Premier Class
AI Large Cap Growth Fund (formerly American Independence Large Cap Growth Fund)	LGNIX 026762161	LGNAX 026762153	LGNCX 026762179	NA NA
American Independence JAForlines Global Tactical Allocation Fund	RMAIX 026762260	AARMX 026762252	ACRMX 026762245	NA NA
AI International Fund (formerly American Independence Multi-Manager International Fund)	IMSSX 026762880	IIESX 026762872	NA NA	NA NA
American Independence Kansas Tax-Exempt Bond Fund	SEKSX 026762864	IKSTX 026762856	IKTEX 026762682	NA NA
American Independence Carret Core Plus Fund	IIISX 026762500	IBFSX 026762609	NA NA	NA NA
American Independence U.S. Inflation-Protected Fund	FFIHX 026762229	FNIHX 026762237	FCIHX 026762575	AIIPX 026762278
American Independence Hillcrest Small Cap Value Fund	HLCIX 026762146	HLCAX 026762138	HLCCX 026762120	NA NA

This SAI is meant to be read in conjunction with the prospectus for the American Independence Funds Trust dated March 1, 2017 (the “Prospectus”), for Class A shares, Class C shares, Institutional Class shares, and Premier Class shares of the Funds listed above. This SAI is incorporated by reference in its entirety into the Prospectus. This SAI incorporates by reference the financial statements and financial highlights for the year ended October 31, 2016 included in the American Independence Funds Trust’s annual report dated October 31, 2016. Because this SAI is not itself a prospectus, no investment in shares of any of the Funds should be made solely upon the information contained in this SAI.

Copies of the Prospectus and annual report may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

TABLE OF CONTENTS

HISTORY OF THE TRUST

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUNDS

INVESTMENT LIMITATIONS

PORFOLIO TURNOVER

MANAGEMENT OF THE FUNDS

Trustees and Officers

Codes of Ethics

Proxy Voting Policy and Procedures

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Sub-Advisers

Distributor

Administration Services

Custodian, Transfer Agent and Dividend Disbursing Agent

Expenses

Independent Registered Public Accounting Firm, Counsel and Chief Compliance Officer

PORTFOLIO MANAGER INFORMATION

SHARES OF BENEFICIAL INTEREST

BROKERAGE ALLOCATION

DISTRIBUTION AND RELATED SERVICES PLANS

Shareholder Services Plan

Distribution Plan

CALCULATION OF NET ASSET VALUE (NAV)

ADDITIONAL INFORMATION CONCERNING TAXES

Qualification as a Regulated Investment Company

Excise Tax on Regulated Investment Companies

Distributions of the Funds

Sale of Shares

Medicare Tax

Other Tax Information

ANTI-MONEY LAUNDERING PROGRAM

VOTING RIGHTS

PERFORMANCE INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

FINANCIAL STATEMENTS

MISCELLANEOUS

APPENDIX A – FUTURES AND OPTIONS

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

HISTORY OF THE TRUST

American Independence Funds Trust (the “Trust”) is a Delaware business statutory trust that commenced operations on October 7, 2004, as an open-end, management investment company. The Trust currently consists of seven series, or mutual funds, all of which are described in this Statement of Additional Information (the “SAI”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), each of the Funds, except the AI Large Cap Growth Fund and the American Independence Kansas Tax-Exempt Bond Fund which are classified as non-diversified, are classified as diversified.

THE INVESTMENT POLICIES, PRACTICES AND RELATED RISKS OF THE FUNDS

The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust. Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which mean that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. The 80% minimum investment limitations of the Funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

The following is a description of the investment practices of the Funds and the securities in which they may invest:

Equity Investments. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Equity securities in which the Funds invest are described below:

Common Stocks (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, AI International Fund, and American Independence Hillcrest Small Cap Value Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market volatility.

Preferred Stocks (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, AI International Fund, American Independence Carret Core Plus Fund, and American Independence Hillcrest Small Cap Value Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible and Exchangeable Securities (AI Large Cap Growth Fund, AI International Fund, American Independence Carret Core Plus Fund, and American Independence Hillcrest Small Cap Value Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields until converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer, but are generally subordinated to senior debt of the issuer.

1

Depositary Receipts (AI Large Cap Growth Fund, AI International Fund, American Independence Carret Core Plus Fund, and American Independence Hillcrest Small Cap Value Fund). The Funds may invest in foreign equity securities by purchasing “depositary receipts”. Depositary receipts are instruments issued by banks that represent an ownership interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored”. Sponsored depositary receipts are issued by a bank in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than in the case of sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. All depositary receipts, including those denominated in U.S. dollars, are subject to foreign currency risk. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

2

Warrants (AI Large Cap Growth Fund, AI International Fund, and American Independence Hillcrest Small Cap Value Fund). Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Securities of Other Investment Companies. The Funds’ investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Other Open-End Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment. The American Independence Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

ETFs and Closed-End Funds (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence Hillcrest Small Cap Value Fund). These Funds may invest in shares of ETFs and closed-end funds. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

3

Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Funds may rely on these exemptive orders to invest in unaffiliated ETFs. If a Fund is unable to rely on an exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner RiskX Investments considers optimal, or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Additional risks through investing in certain ETFs (American Independence JAForlines Global Tactical Allocation Fund). This Fund may invest in commodity-linked and real estate ETFs, which are designed to provide exposure to such investments without direct investment in physical commodities or real estate. By investing in ETFs that invest in commodities and real estate, the Fund incurs the following additional risks:

Commodity Risk. Investments in commodities and commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Real Estate Risk. The Fund’s investment in real estate ETFs has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally.

Exchange-Traded Notes (American Independence JAForlines Global Tactical Allocation Fund and American Independence Hillcrest Small Cap Value Fund). Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

4

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Fixed Income Investments (All Funds). Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Funds will be subjected to risk even if all fixed income securities in the Funds’ portfolios are paid in full at maturity. All fixed income securities, including U.S. government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The debt securities in which the Funds may invest are discussed below:

U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have original maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government federal agencies and instrumentalities. Some types of U.S. government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association (“GNMA”). Other types of U.S. government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

5

U.S. Agency Obligations (All Funds). The Funds may invest in obligations of agencies of the U.S. Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, GNMA, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by GNMA which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Land Banks, Federal National Mortgage Association (“Fannie Mae”) and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions, and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two short-term rating categories of at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if not rated is, (i) in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest; or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities (All Funds except American Independence Kansas Tax-Exempt Bond Fund—See “Variable Rate Demand Obligations”). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the American Independence Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

6

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations (American Independence JAForlines Global Tactical Allocation Fund and American Independence Carret Core Plus Fund). The Fund may invest in Collateralized Mortgage Obligations (“CMOs”) which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Fannie Mae or Freddie Mac. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in Mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as Fannie Mae and Freddie Mac, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

7

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include FHLMC Mortgage Participation Certificates (also known as (“Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities (American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds’ investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper (American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P; or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper; or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper; or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations”. The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+”. Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1”.

8

Municipal Leases (American Independence Kansas Tax-Exempt Bond Fund). Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes (American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group”.

Municipal Bonds (American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence Kansas Tax-Exempt Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes—such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility—tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase “A” or better by a NRSRO.

9

High Yield Securities (American Independence JAForlines Global Tactical Allocation Fund and American Independence Carret Core Plus Fund). High yield securities are issued by corporations with credit ratings less than investment grade, or unrated securities of comparable quality and are often referred to as “junk” bonds. Below investment grade bonds have ratings of BB and lower. Non-investment grade companies must pay a much higher rate of interest to borrow money, resulting in the issue of high yield bonds. Such bonds are primarily speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. Companies with non-investment grade credit ratings are more liable to have financial problems in difficult financial times.

Debt or bonds from non-investment grade companies are subject to a higher possibility of default on the payment of interest or principal. Generally high yield bonds are unsecured and frequently subordinated to the prior payment of senior indebtedness.

The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities.

Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The American Independence Kansas Tax-Exempt Bond Fund’s bank obligations are limited to certificates of deposit and bankers’ acceptances.

Brady Bonds (American Independence U.S. Inflation-Protected Fund). Brady Bonds are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of approximately twenty countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

10

Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

Investments in United States Bank Obligations (Including Foreign Branches) (All Funds). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser or Sub-Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds’ assets, which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the American Independence Kansas Tax-Exempt Bond Fund and 15% of the value of the net assets of the other Funds.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Strips (All Funds, except AI International Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depositary financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The Funds will not actively trade in STRIPS.

Zero Coupon Securities (All Funds, except AI International Fund). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

11

Variable and Floating Rate Demand and Master Demand Obligations (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

The Funds may also buy Variable Rate Master Demand Obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

Indexed Notes Currency Exchange-Related Securities and Similar Securities (American Independence U.S. Inflation-Protected Fund). These securities are notes, the principal amount of which and/or the interest rate payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

Inflation-Indexed Securities (American Independence JAForlines Global Tactical Allocation Fund and American Independence U.S. Inflation-Protected Fund). Inflation-indexed securities are linked to the inflation rate in worldwide markets, such as the U.S. Treasury's “inflation-protected” bonds. Inflation protected securities issued by the U.S. Treasury are also called “Treasury Inflation Protected Securities” or “TIPS”. The principal is adjusted for inflation (payable at maturity), and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index (“CPI”) for Urban Consumers. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation-adjusted principal. These securities may be eligible for coupon stripping under the U.S. Treasury program. U.S. corporations and government agencies have also issued inflation-indexed securities sporadically in the past.

Inflation-indexed securities also have been issued by sovereign countries such as Australia, Canada, France, Japan, New Zealand, Sweden and the United Kingdom in their respective currencies. The mechanics for adjusting the principal value of foreign inflation-indexed securities is similar but not identical to the process used in the United States. In addition, these countries may not provide a guarantee of principal value at maturity, in which case the adjusted principal value of the bond repaid at maturity may be less than the original principal.

12

CPI futures are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. An inflation swap is a contract between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows. CPI futures and inflation swaps can be used to hedge the inflation risk in nominal bonds and can be combined with U.S. Treasury futures contracts to create synthetic TIPS.

Dollar Roll Transactions (AI International Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund). These Funds may enter into dollar roll transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. Each Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, a Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Each Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. Each Fund will limit its obligations on dollar roll transactions to 35 percent of its net assets.

Duration Management (American Independence JAForlines Global Tactical Allocation Fund, American Independence Kansas Tax-Exempt Bond Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund). Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

The market price of a bond with an effective duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Fund's duration by approximately the same amount as holding an equivalent amount of the underlying securities. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount as selling an equivalent amount of the underlying securities.

For inflation-indexed securities, real duration measures the price sensitivity of a bond as real interest rates (i.e., nominal interest rates adjusted for inflation) move up and down. Real duration is their primary measure of risk, because these securities are subject to real rate changes but are protected against fluctuations in inflation.

13

Investment in Foreign Securities (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, AI International Fund, American Independence Carret Core Plus Fund, American Independence U.S. Inflation-Protected Fund, and American Independence Hillcrest Small Cap Value Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the AI International Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Emerging Markets (American Independence JAForlines Global Tactical Allocation Fund, AI International Fund, and American Independence U.S. Inflation-Protected Fund). Emerging markets securities are foreign securities issued from countries which are considered to be “emerging” or “developing” by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom and the United States.

An emerging market sovereign security is a security issued by the national government, a municipality, or a company that is wholly owned by the national government. The latter are sometimes referred to as “quasi-sovereign” securities.

Foreign Currency Transactions (All Funds, except American Independence Kansas Tax-Exempt Bond Fund). Investments by the Funds in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Funds may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Funds, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Funds may incur costs in connection with conversions between various currencies.

A Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. By entering into a forward currency contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

14

Multi-National Currency Unit Securities or More Than One Currency Denomination (American Independence U.S. Inflation-Protected Fund). Multi-national currency unit securities are tied to currencies of more than one nation. These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

Investments in Eurodollar and Yankee Dollar Obligations (All Funds). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Derivative Securities (All Funds except American Independence Hillcrest Small Cap Value Fund). The Funds may purchase certain “derivative” instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, “stripped” securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser or Sub-Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund’s investment objective. It is possible, however, that the Adviser’s or Sub-Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur a loss as a result of its investments in derivative instruments.

Derivative securities are instruments whose value is derived from the value of other assets such as commodities, stocks, bonds, and market indices. Derivatives include: (a) swaps; (b) caps, floors and collars; (c) forward foreign currency contracts; (d) futures contracts; (e) options; and (f) participatory notes.

Derivatives are often used to hedge against a given investment’s risks of future gain or loss. Such risks include changes in interest rates, foreign currency exchange rates and securities prices.

CFTC Regulatory Considerations (All Funds). The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act (“CEA”), including registration as a “commodity pool operator”. The Adviser has claimed an exclusion from the definition of commodity pool operator under the CEA and is not currently subject to registration, disclosure and reporting requirements under the CEA.

15

With respect to investments in commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, a registered investment company must meet one of the following tests. First, the aggregate initial margin and premiums required to establish the investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or derivatives markets.

Options on Securities (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund). These Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period. Please see Appendix A for further details regarding Options.

Writing Covered Options. These Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as a Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and a Fund would suffer a loss. These Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), there is no assurance that a Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

16

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, these Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Swap Agreements (American Independence JAForlines Global Tactical Allocation Fund, American Independence Carret Core Plus Fund, and American Independence U.S. Inflation-Protected Fund). To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps”, “floors” and “collars”. In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance. Swap agreements involve risks depending upon the counterparty’s creditworthiness and ability to perform as well as a Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

Total Return Swaps (American Independence JAForlines Global Tactical Allocation Fund and American Independence U.S. Inflation-Protected Fund). A total return swap is a contract between two counterparties who agree to swap periodic payments for the life of the contract. Typically, one party receives the total return (interest payments plus any capital gains or losses for the payment period) from a specified reference asset, while the counterparty receives a specified fixed or floating cash flow (e.g., LIBOR) that is not related to the creditworthiness of the reference asset. The payments are based upon the same notional amount of the reference asset. The reference asset may be any asset (e.g., bonds or loans), an index, or a basket of assets.

Futures, Related Options and Options on Stock Indices (AI Large Cap Growth Fund, American Independence JAForlines Global Tactical Allocation Fund, and AI International Fund). These Funds may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. Each Fund may hedge a portion of their portfolios by purchasing such instruments during a market advance or when the Adviser or Sub-Adviser anticipates an advance. In attempting to hedge a portfolio, a Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. A Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase. Please see Appendix A for more details on Futures and Options transactions.

17

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. A Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of its net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the “initial margin”, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the “multiplier”.

During a market decline or when the Adviser or Sub-Adviser anticipates a decline, a Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Sub-Adviser anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner.

Interest Rate Futures Contracts (All Funds, except AI International Fund, American Independence Kansas Tax-Exempt Bond Fund, and American Independence Hillcrest Small Cap Value Fund). These Funds may, to a limited extent, enter into interest rate futures contracts—i.e., contracts for the future delivery of securities or index-based futures contracts—that are, in the opinion of the Adviser or Sub-Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the fixed income funds’ exposure to interest rate risk (i.e., manage duration) and other bona fide hedging purposes. For example, futures may be used in lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the Fund. These Funds will engage in such transactions primarily for bona fide hedging purposes. Interest rate future contracts will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

18

Options on Interest Rate Futures Contracts (All Funds, except AI International Fund, American Independence Kansas Tax-Exempt Bond Fund, and American Independence Hillcrest Small Cap Value Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

Risk of Options and Futures Contracts (All Funds except American Independence Hillcrest Small Cap Value Fund). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Trustees believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

19

The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

Forward Foreign Currency Exchange Contracts (American Independence JAForlines Global Tactical Allocation Fund and AI International Fund). These Funds may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge”, denominated in a currency or currencies that the Adviser or Sub-Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options and Related Risks (American Independence JAForlines Global Tactical Allocation Fund and AI International Fund). These Funds may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in “Foreign Exchange Contracts” above, which influence foreign exchange sales and investments generally.

20

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Limitations on Use of Derivatives (All Funds). The total notional value of all of each Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of securities owned by that respective Fund, so that the most defensive position expected by the Fund will be a “fully hedged” position in which long and short exposures are of equal size. For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by a Fund or call options written by a Fund. The combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated. Similarly, option spread and other “covered” combinations (for example, a short put options combined with a long put option) are also netted as single positions for the purpose of calculating notional value under these limitations. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Short Sales (American Independence U.S. Inflation-Protected Fund). Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Adviser or Sub-Adviser with flexibility to reduce certain risks of the Fund's holdings and increase the Fund's total return. To the extent that the Fund has sold securities short, it will either (i) maintain a daily segregated account, containing cash, U.S. government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short, or (ii) hold an offsetting long position.

Investing in short sales will subject the Fund to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in the Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 39.6%).

Real Estate Investment Trusts (“REITs”) (All Funds, except the American Independence U.S. Inflation-Protected Fund). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income. Failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, (the “Code”) or their failure to maintain an exemption from registration under the 1940 Act could affect the value of the REIT.

21

REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

A Fund’s investment in the real estate industry subjects the Fund to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.

“When-Issued” and “Forward Commitment” Transactions (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

Repurchase Agreements (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the Fund, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The American Independence Kansas Tax-Exempt Bond Fund may not invest more than 10%, and the other Funds may not invest more than 15% of their respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see “Investment Policies”.

22

Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions. The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds must be able to terminate the loan after notice, at any time; (4) the Funds must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees to vote proxies.

The Board of Trustees has approved the Funds to loan their portfolio securities and enter into Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Illiquid Securities (All Funds). Each Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which a Fund has valued the investment. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

23

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the 1933 Act, which exempts from registration “transactions by an issuer not involving any public offering”. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the 1933 Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to each Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e., without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Sub-Adviser will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Sub-Adviser, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of that Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Limitation No. 1 (see page 29). Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

24

Certain Risk Considerations (All Funds). The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy, corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

Risks of Techniques Involving Leverage (All Funds). Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when-issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involves the use of “leverage” when cash made available to the Funds through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Sub-Advisers, as applicable, believe that the leveraging and the returns available to the Funds from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount the Fund has invested. Leverage creates the risk of magnified capital losses, which occur when losses affect an asset base that has been enlarged by borrowings or the creation of liabilities that exceed the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

25

Sector Concentration Risk (AI Large Cap Growth Fund). The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since the benchmark’s sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in consumer discretionary, consumer staples, health care and information technology companies.

Consumer Discretionary Sector Risk. Companies in the consumer discretionary (or “cyclical”) sector can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Consumer Staples Sector Risk. Companies in the consumer staples sector can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, and environmental factors. In addition, changes in government regulation, the performance of the overall economy, interest rates, and consumer confidence may adversely affect such companies.

Financial Services Sector Risk, Companies in the financial services sector can be significantly affected by a downturn in the economy, in general, and in the financial services industry, regulatory changes, the availability of capital and cost to borrow, the rate of debt defaults, interest rates, and price competition.

Health Care Sector Risk. Companies in the health care sector are impacted by factors such as changes in the Affordable Care Act, extensive government regulation, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, and changes in technologies.

Technology Sector Risk. Companies in the technology sector are impacted by factors such as rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

Risk of Investing in Kansas Municipal Obligations (American Independence Kansas Tax-Exempt Bond Fund). The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, state and industry trade publications, Internet postings, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Adviser has not independently verified any of the information contained in these statements or other documents. The Adviser makes no representations or warranties regarding the completeness or accuracy of such information.

Bond Ratings. The state incurs debt through the issuance of revenue bonds mainly to finance capital improvements, equipment, certain grant programs, and reducing the unfunded liability of the KPERS Fund. The use of debt financing for operating expenses in state government is limited. The constitution allows for the issuance of general obligation bonds subject to certain restrictions. However, the state has not exercised this authority for many years.

26

The most recent issuer credit ratings for the State of Kansas are AA- by Standard and Poor’s and Aa2 by Moody’s Corporation.

On February 8, 2017, Standard & Poor’s Global Ratings revised the outlook on Kansas' AA-minus credit rating to negative from stable, citing weak economic trends and structural budget pressures. The credit rating agency faulted the state for its continuous use of one-time revenue measures to shore up operational spending. For the upcoming biennial budget, nonrecurring measures include a plan to sell bonds backed by Kansas' share of a nationwide settlement with U.S. tobacco companies, liquidation of a capital reserve, and pension underfunding, S&P said. Further, S&P said, "We believe the next two years will remain pressured and the proposed budget does not adequately provide solutions to Kansas' ongoing structural deficits." The S&P analyst added that Kansas has a one in three chance of a credit rating downgrade in the next two years. The Kansas budget is feeling the effects of action taken by Governor Sam Brownback and the Republican-controlled legislature in recent years to cut corporate and other income taxes to help the state compete with bordering Missouri and other states for business development and jobs.

On May 3, 2016, Moody's affirmed the State of Kansas' issuer rating at Aa2 and revised the outlook to negative: The state's Aa2 rating recognizes its stable tax base and fundamental economic capacity to balance its budget and fund its pension liabilities. “The rating also incorporates the state's financial shortfalls caused in part by large tax cuts, as well as a long history of underfunding its pension plans.” Moody’s further stated, “The revision of the state's outlook to negative from stable reflects the ongoing difficulties it is having restoring structural balance to its budget and getting on a path to sounder funding of its pension liabilities. By continuing to balance its budget with unsustainable, nonrecurring resources, including pension underfunding, it is accumulating large and expensive long-term liabilities that it will be paying off for a long time.”

Economic Forecast for Kansas. On December 12, 2016, the Kansas Legislative Research Department released its consensus budget baseline estimates for the coming year, and this information is taken directly from that report. Most major economic variables and indicators were adjusted downward from those released in April 2016. The estimated rate of expansion in the national and state economies was also reduced. Real US Gross Domestic Product (GDP) is now expected to grow by 1.6 percent in 2016, down from the previous forecast of 2.1 percent growth; while real Kansas Gross State Product (GSP) growth for 2016 has been reduced to zero percent from the previous estimate of 2.0 percent. Real US GDP is forecast to grow by 2.2 percent in 2017 and 2.1 percent in 2018; while real Kansas GSP is expected to grow by 1.9 percent in 2017 and 2.0 percent in 2018.

Additional information taken directly from the economic forecast for Kansas for the fiscal years 2017, 2018, and 2019, as presented in the Governor’s Budget Report submitted on January 12, 2017, can be found below:

Personal Income. Kansas Personal Income (KPI), which has been growing more slowly than US Personal Income (USPI) since the first quarter of 2014, is expected to continue to do so throughout the forecast period. The previous Kansas estimate of 3.5 percent growth for calendar 2016 has now been reduced to 2.0 percent; and estimated calendar 2017 KPI growth has been cut from 4.2 to 3.9 percent. The slow growth in Kansas personal income from 2013 to 2015 is influenced by farm earnings falling by 57.0 percent, earnings from mining falling by 23.0 percent, and earnings from coal and petroleum products manufacturing falling by 52.0 percent. The latest national estimates call for USPI growth of 3.4 percent in calendar year 2016 and 4.1 percent in calendar year 2017, down from the previous forecast of 3.7 and 4.5 percent, respectively.

27

Individual Income Tax. The individual income tax finished $76.1 million below the final FY 2016 forecast. Given that shortfall and the previously mentioned reduction in the KPI and GSP estimates, the FY 2017 forecast was cut by $97.0 million, notwithstanding the fact that receipts from this source had been slightly exceeding expectations through October and income tax withholdings have grown in the last four calendar quarters. Receipts from this source are extremely bottom-heavy in terms of the state’s fiscal year, and there is often a great deal of volatility in the spring months as taxpayers are filing and reconciling their liabilities from the previous tax year, especially as it relates to capital gains. While the Department of Revenue is in the process of bringing a number of new analytical tools to the table, at this time there has been no formal revision in any of the previous fiscal notes associated with multiple tax law changes made in the 2012, 2013, and 2015 legislative sessions.

Employment. The Kansas Department of Labor reports that job growth has been stagnant since early 2015. The most recent monthly data show that from September to September, private nonfarm jobs decreased by 4,100, or 0.3 percent. Real weekly earnings in Kansas fell by 0.8 percent over the same 12-month period, while real weekly earnings were increasing nationally by 1.4 percent. The overall Kansas labor force decreased by 1.0 percent at the same time the U.S. labor force was increasing by 1.9 percent. While the Kansas unemployment rate has historically remained below the national rate, the current forecast calls for the rate in Kansas to exceed the national rate beginning in 2018. A recent state coincident index published by the Philadelphia Federal Reserve demonstrates the relatively weak labor market components of the Kansas economy. Components of that index, which include employment, average hours worked, the unemployment rate, and wage and salary disbursements, are expected to remain weak for the next six months.

Agriculture. In conjunction with the steady drop in grain prices in recent years, net farm income from grain and livestock is expected to continue to decline through calendar year 2017. The overall value of crop production in 2017 is likely to be at its lowest level since 2009. Data from the Kansas Farm Management Association (KFMA) associated with Kansas State University show net farm income declined significantly in 2015 and was the lowest amount since 1981 for those farm entities participating in KFMA. Net farm income is expected to have continued to decline in 2016.

Oil and Gas. Oil and natural gas prices are expected to remain at relatively weak levels throughout the forecast period as a result of high levels of storage for both commodities and growing concerns over an increasingly sluggish global economy. Oil production, which was almost 42.7 million barrels in FY 2016, is now expected to fall to 31.0 million barrels by FY 2019. The forecasted price per taxable barrel of Kansas crude is now $35 for FY 2017 and $45 for both FY 2018 and FY 2019. For perspective, the final actual price as recently as FY 2014 was $93.79 per barrel. The price of natural gas is expected to average $2.20 per thousand cubic feet (Mcf) for FY 2017 before increasing to $2.50 per Mcf for FY 2018 and $2.60 per Mcf for FY 2019, based on an industry source’s analysis of futures markets. Natural gas production is declining in Kansas largely as a result of the continued maturation of the Hugoton field.

Inflation Rate. The Consumer Price Index for all Urban consumers (CPI-U) is expected to have increased by only 1.1 percent in 2016. The latest forecast calls for inflation to remain at the very moderate levels of 1.9 percent for both 2017 and 2018.

Interest Rates. The Pooled Money Investment Board (PMIB) is authorized to make investments in U.S. Treasury and Agency securities, highly rated commercial paper and corporate bonds, repurchase agreements and certificates of deposit in Kansas banks. Low idle-fund balances in recent years have required the PMIB to maintain a highly liquid portfolio, which reduces the amount of return available to the pool. The state is expected to earn only 0.593 percent on its State General Fund (“SGF”) portfolio for FY 2017 and 0.5 percent for the balance of the forecast period (compared with a 4.26 percent rate as recently as FY 2008). The current forecast contemplates the expected continuation of historically low interest rates.

28

State General Fund Receipts Estimates FY 2017. The revised estimate of SGF receipts for FY 2017 is $5.980 billion, a decrease of $345.9 million below the previous estimate. The estimate for total taxes was reduced by $354.9 million. Total taxes had been running $80.5 million below the previous forecast through October. The overall revised estimate is approximately $93.4 million, or 1.5 percent, below actual FY 2016 receipts.

State General Fund Receipts Estimates FY 2018 and FY 2019. SGF receipts are estimated to be $5.536 billion in FY 2018, a figure that is 7.4 percent below the new FY 2017 forecast. This result is heavily influenced by the significant change in net transfers currently estimated for the two fiscal years because net transfers not addressed in the budgetary process revert back to previous statutory levels. The SGF is scheduled to receive $275.8 million in transfers from the State Highway Fund in FY 2017; but none in FY 2018. Moreover, FY 2018 transfers out of the SGF provide for the repayment of $115.5 million for a KPERS employer contribution that had originally been scheduled to be made in FY 2016. Total taxes are expected to grow by $81.2 million, or 1.4 percent. For FY 2019, SGF receipts are expected to grow by 0.7 percent; and total taxes by 2.2 percent. These results again are influenced by a number of expectations regarding current law that are subject to review by policymakers. Assumed transfers in FY 2019 include the resumption of certain demand transfers to local units of government earmarked for property tax relief ($54.0 million) and revenue sharing ($72.6 million); and another $60.0 million earmarked for bioscience initiatives. The FY 2019 increase in the insurance premiums tax estimate is attributable to an upcoming 2018 shift in the HMO privilege fee to the SGF. Finally, the individual income tax estimate for FY 2019 contemplates $22.2 million in revenue diversions to the Job Creation Program Fund.

Because the American Independence Kansas Tax-Exempt Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

INVESTMENT LIMITATIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 6, 7, 11 and 15 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

1.      Invest more than 15% of the value of its net assets in investments which are illiquid;

29

2.      Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

3.      Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

4.      Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

5.      The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders;

6.      Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

7.      Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

8.      Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.      Except with respect to the AI Large Cap Growth Fund and the American Independence JAForlines Global Tactical Allocation Fund, purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10.   Except with respect to the AI Large Cap Growth Fund and the American Independence JAForlines Global Tactical Allocation Fund, purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

11.   Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

30

12.   Except with respect to the AI Large Cap Growth Fund and the American Independence JAForlines Global Tactical Allocation Fund, invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange;

13.   Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Funds will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

14.   Except with respect to the AI Large Cap Growth Fund and the American Independence JAForlines Global Tactical Allocation Fund, invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

15.   Except with respect to the AI Large Cap Growth Fund and the American Independence Kansas Tax-Exempt Bond Fund, which are non-diversified funds, with respect to 75% of its assets, purchase a security if as a result, (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (b) a Fund would own more than 10% of the outstanding voting securities of such issuers.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund subject to the 1940 Act.

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Adviser will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

31

PORFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of the investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by a Fund and ultimately by its shareholders. Portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for each Fund, and each Fund may engage in short-term trading to achieve its investment objectives and adhere to its investment strategy.

For the fiscal years ended October 31, 2016 and 2015, the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Adviser’s or Sub-Advisers’ investment strategy.

	For the Years Ended October 31
Fund	2016	2015
AI Large Cap Growth Fund	117%	N/A(1)
American Independence JAForlines Global Tactical Allocation Fund	129%	98%
AI International Fund	116%	36%
American Independence Kansas Tax-Exempt Bond Fund	10%	13%
American Independence Carret Core Plus Fund	61%	68%
American Independence U.S. Inflation-Protected Fund	173%	200%
American Independence Hillcrest Small Cap Value Fund(2)	32%	N/A

(1)     The AI Large Cap Growth Fund commenced operations on July 13, 2015. Its portfolio turnover rate from 7-13-15 to 10-31-15 was 89%.

(2)     The American Independence Hillcrest Small Cap Value Fund commenced operations on December 31, 2015. There is no turnover data for 2015, and turnover data for 2016 includes only the nine months ending October 31, 2016.

During the current or future fiscal years, the turnover rate may be higher or lower.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees (the “Board” or “Trustees”) is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance. The officers of the Trust are responsible for the Funds’ operations. The Trust is composed of seven funds, all of which are listed in this SAI.

32

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. Trustees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees”.

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105. Each Trustee holds office until (i) the annual meeting next after her/his election and until her/his successor shall have been duly elected and qualified; (ii) she/he shall have resigned; or (iii) she/he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until her/his successor shall have been elected and qualified. Each Trustee oversees the seven funds of the Trust. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees:

Name and Age	Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Jeffrey Haas Age: 55	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (Since 1996)	7	None
George Mileusnic(1) Age: 62	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008).	7	4
Dennis Foley(2) Age: 58	Trustee	Indefinite/NA	Treasurer & Chief Investment Officer, Weil, Gotshal & Manges	7	None
Interested Trustee:
Darlene DeRemer(3)(4) Age: 61	Trustee	Indefinite / NA	Managing Partner and co-founder of Grail Partners (since 2005).	7	4

(1)          Mr. Mileusnic also serves on the Board of Trustees for North American State Bank, New Market Bank, and two non-profit organizations.

(2)          On September 20, 2016, Mr. Foley was elected by the Trustees to serve as an Independent Trustee to the American Independence Funds Trust, subject to shareholder approval.

(3)          Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is the investment adviser to The Chalice Fund, a private investment fund, which is a “control” person (as defined in the 1940 Act) of the Adviser of the Trust.

(4)          Ms. DeRemer also serves on the Board of Trustees for Syracuse University (and is chair of the Endowment Committee), ARK Investments LLC (board chair), United Capital Financial Adviser, LLC, and Hillcrest Capital Management, LLC.

33

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
John J. Pileggi Age: 57 President and Assistant Treasurer	Since 2008	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Thaddeus (Ted) Leszczynski Age: 70 Chief Compliance Officer and Secretary	Since 2015	Chief Compliance Officer of RiskX Investments, LLC. Founding member of Compliance Solutions Associates LLC (since September 2009).

Terrance Gallagher Age: 58 Principal Financial Officer	Since 2016	Executive Vice President, Director of Fund Accounting & Administration, UMB Fund Services

Each Trustee or officer may be contacted by writing to the Trustee or officer, c/o RiskX Investments, LLC, 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105.

Additional Information About the Trustees. In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his/her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Professor Jeffrey J. Haas. Professor Haas has been an Independent Trustee of the Trust since July 2005 and was elected as Chairman of the Board on January 24, 2014. He previously served as an Independent Trustee of the HSBC Funds from 1999 to 2002. He has been a Director of Wegener Corporation, a media distribution company, since 2002. Since May 2000 he has been a Professor of Law at The New York Law School. From July 1996 to April 2000 he was an Associate Professor of Law at The New York Law School. The courses that Professor Haas has taught include securities regulation, mergers and acquisition, mutual fund regulation, corporate finance and corporations. From 1988 to 1993 he was a Corporate Attorney at Cravath, Swaine & Moore. He has authored and co-authored numerous books and publications in such areas as Investment Advisor Regulation, Securities Act Rules 144 and 145, fiduciary duties of Directors and Public Offerings. He has been quoted in over 75 different publications worldwide, including the New York Times and Wall Street Journal and has appeared on CBS Evening News, CNBC Nightly Business Report, CNN and National Public Radio. Professor Haas received his B.S. in Finance and Classical Civilizations from Florida State University in 1984 and his JD from the University of Pennsylvania in 1988. He was selected as a Trustee based on his business experience, knowledge of the securities law and previous service as an independent mutual fund director.

George Mileusnic. Mr. Mileusnic has been an Independent Trustee of the Trust since March 2006. Mr. Mileusnic served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. Mr. Mileusnic, currently retired, previously served as Chief Financial Officer for Caribou Coffee from 2001-2008. From 1989 to 1996 he was Chief Financial Officer and from 1996 to 1998 he served as Executive Vice President of The Coleman Company. From 1978 to 1989 he served as Financial Analyst, Director, Acquisitions, Controller, Grain Merchandising Division and Senior Vice President for Pillsbury/Burger King (Burger King was a subsidiary of Pillsbury). Mr. Mileusnic currently serves on the Board of Directors of North American State Bank (a local community bank in Minnesota), New Market Bank, and two non-profit organizations. Mr. Mileusnic has also served on the Boards of Directors of Cool Clean, Inc. and Top Hat Inc. Mr. Mileusnic graduated from Carleton College with a BA in Economics in 1976 and an M.B.A. in Accounting from the University of Chicago in 1978. Mr. Mileusnic was selected as a Trustee based on his experience in finance and accounting, with over 30 years of senior financial management, and his service as a Board Member for numerous other companies.

34

Dennis Foley. Mr. Foley currently serves as the Treasurer and Chief Investment Officer at Weil, Gotshal & Manges. He has held this position since 2004. He was named chairman of the investment committee directly responsible for overseeing the firm’s $750 million pension fund. From 1998 to 2003, Mr. Foley was a Vice President at TIAA-CREF, where he directed and led the growth of TIAA-CREF’s mutual fund & annuity business from inception into a $3.5 billion operation. From 1993 to 1998, Mr. Foley was a Vice President in TIAA-CREF’s Research & Development department and, from 1987 to 1992, Mr. Foley was a Marketing Officer at TIAA-CREF. Mr. Foley has a B.S. in Business Administration from New Jersey City University. He completed the Direct Marketing Certificate Program from New York University and a Certificate in Investment Education & Behavioral Finance from Harvard University.

Darlene T. DeRemer. Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning, at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in Finance and Marketing in 1977 summa cum laude and Masters of Business Administration degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

Board Committees and Meetings. The Board had four regularly scheduled meetings and one special meeting in 2016; and intends to hold four regularly scheduled meetings in 2017.

Audit Committee. The Trust has an Audit Committee, consisting of all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Haas, Mileusnic, and Foley, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. Mr. Mileusnic serves as the Chairman of the Audit Committee. In the last fiscal year ended October 31, 2016, the Audit Committee met twice.

35

Nominating Committee. The Trust has a Nominating Committee, whose members are Messrs. Haas, Mileusnic, and Foley. Mr. Haas serves as the Chairman of the Nominating Committee. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees. In 2016, the Nominating Committee held one meeting.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular the Board and its Independent Trustees will consider each nominee’s integrity, education, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: American Independence Funds Trust, 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105.

Risk Oversight. As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, RiskX Investments, and UMB Fund Services as Sub-Administrator, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Funds’ sub-advisers (and Adviser in the case of AI Large Cap Growth Fund) are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and sub-advisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

36

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the Adviser to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership in the Fund Complex. The following table sets forth, as of December 31, 2016, any ownership by a Trustee or their immediate family members in the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds
Jeffrey Haas	Over $100,000(1)
George Mileusnic	Over $100,000(2)
Darlene DeRemer	Over $100,000(3)
Dennis Foley	None

(1)      The breakdown held per Fund by Mr. Haas is as follows: American Independence Hillcrest Small Cap Value Fund: over $50,000; AI International Fund: $10,001 - $50,000; American Independence U.S. Inflation-Protected Fund: $10,001 - $50,000.

(2)      Mr. Mileusnic holds his entire position in the American Independence Hillcrest Small Cap Value Fund.

(3)      Ms. DeRemer holds her entire position in the American Independence Hillcrest Small Cap Value Fund.

No Independent Trustee held securities in the investment adviser or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Board Compensation. Trustees who are not officers, directors or employees of RiskX Investments or the Distributor receive from the Trust, an annual fee of $6,000 and a fee of $1,500 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee receives an additional fee of $1,000 for each Audit Committee attended. Below is the compensation received as of the most recently completed fiscal year, October 31, 2016.

37

Name of Person, Position	Aggregate Compensation from Funds(1)	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefit Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees(2)
Interested Trustee:
Darlene DeRemer	$ 0	N/A	N/A	$ 0
Independent Trustees:(3)(4)
Jeffrey Haas	$24,000	N/A	N/A	$35,000
George Mileusnic	$19,000	N/A	N/A	$27,500
Dennis Foley	$5,000	N/A	N/A	$7,250

(1)      The Aggregate Compensation from the Funds includes all funds in the Trust during the fiscal year ended October 31, 2016.

(2)      The Total Compensation from the Trust and Fund Complex includes fees paid by the Rx Funds Trust. As of December 31, 2016, all funds in the Rx Funds Trust had been liquidated.

(3)      Mr. Thomas Kice, an Independent Trustee who also earned fees during the fiscal year ended October 31, 2016, is not listed in this table since he retired effective December 15, 2016. Mr. Kice earned $17,000 from the Funds and earned a total of $23,250 from the Complex.

(4)      Mr. Peter Ochs, an Independent Trustee who also earned fees during the fiscal year ended October 31, 2016, is not listed in this table since he retired effective September 20, 2016. Mr. Ochs earned $7,000 from the Funds and earned a total of $8,750 from the Complex.

Codes of Ethics

The Trust, the Adviser and the Trust’s principal underwriter, Matrix, have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

Proxy Voting Policy and Procedures

The Trust has contractually delegated to the Adviser, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by any Fund. The Trust has delegated proxy voting to the Adviser with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Adviser has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Adviser or its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Funds at 1-(866)-410-2006, and (ii) on the SEC’s website at http://www.sec.gov.

38

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

RiskX Investments, LLC (“RiskX Investments”) serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated November 20, 2015 between the Trust and RiskX Investments. RiskX Investments is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RiskX Investments is based at 1345 Avenue of the Americas, 2nd Floor, New York, New York 10105 and as of December 31, 2016, RiskX Investments managed approximately $677 million in assets in both mutual funds and separately managed accounts.

Pursuant to obligations under the Investment Advisory Agreement, RiskX Investments also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

Under the Investment Advisory Agreement, RiskX Investments has oversight responsibility for the day-to-day management of the Funds. Mr. Charles McNally of RiskX Investments is responsible for the oversight of the Sub-Advisers. Mr. McNally is also portfolio manager for the AI Large Cap Growth Fund and serves as co-portfolio manager for the American Independence JAForlines Global Tactical Allocation Fund and the AI International Fund. Biographical information on Mr. McNally can be found in the “Portfolio Manager Information” section of this SAI.

Investment Advisory Agreement and Fees. The following table shows the advisory fees that RiskX Investments, in its capacity as investment adviser, is entitled to receive from the Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee

AI Large Cap Growth Fund	1.00%
American Independence JAForlines Global Tactical Allocation Fund	0.75%
AI International Fund	0.81%
American Independence Kansas Tax-Exempt Bond Fund	0.30%
American Independence Carret Core Plus Fund	0.40%
American Independence U.S. Inflation-Protected Fund	0.40%
American Independence Hillcrest Small Cap Value Fund	1.00%

The following table shows the sub-advisory fees that RiskX Investments pays to the Sub-Advisers from the advisory fees received. The Sub-Advisers also share half of any Funds’ expenses waived and reimbursed by the Adviser.

39

Fund	Sub-Advisory Fee
American Independence JAForlines Global Tactical Allocation Fund	0.375%
AI International Fund	0.27%
American Independence U.S. Inflation-Protected Fund	0.20%
American Independence Hillcrest Small Cap Value Fund	0.50% (1)
American Independence Kansas Tax-Exempt Bond Fund	$125,000 on the first $200 million in average net assets plus 0.195% on average net assets in excess of $200 million
American Independence Carret Core Plus Fund	0.20% on average net assets up to and including $100 million 0.24% on average net assets in excess of $100 million

(1) American Independence Hillcrest Small Cap Value Fund: The Fee may be less than 0.50% under circumstances agreed upon by the Adviser and Sub-Adviser, based upon criteria such as the Fund being in expense reimbursement status; shareholder retention; new shareholder asset growth; and other relevant criteria agreed upon between the parties.

RiskX Investments has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions. (For the AI Large Cap Growth Fund, RiskX Investments serves as the adviser; there is no sub-adviser.)

Under the Investment Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Adviser against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect through November 20, 2017. The Investment Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or “interested persons” (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated by the Trust or the Adviser on 30 days’ written notice, and will terminate immediately in the event of its assignment.

The Adviser earned the following fees during the past three fiscal years ended October 31:

40

	Fees Earned			Waived and Reimbursed
Fund	2016	2015	2014	2016	2015	2014
AI Large Cap Growth Fund*	$97,177	$20,315	N/A	$121,310	$52,845	N/A
American Independence JAForlines Global Tactical Allocation Fund	615,791	329,119	138,782	260,523	173,297	154,147
AI International Fund	392,798	434,847	495,387	185,015	182,712	216,241
American Independence Kansas Tax-Exempt Bond Fund	585,299	588,443	630,730	235,816	227,660	214,667
American Independence Carret Core Plus Fund	376,282	437,583	416,439	274,027	298,179	283,203
American Independence U.S. Inflation-Protected Fund	987,018	870,136	1,028,563	896,319	804,280	940,374
American Independence Hillcrest Small Cap Value Fund**	20,775	N/A	N/A	70,898	N/A	N/A

*  The AI Large Cap Growth Fund commenced operations on July 13, 2015.

** The American Independence Hillcrest Small Cap Value Fund commenced operations on December 31, 2015.

Board Approval of the Investment Advisory Agreements for the Funds. RiskX Investments’ compensation under the Investment Advisory Agreement may be reduced in any year if a Fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a Fund has a distribution plan, payments made under such plan.

Under the Investment Advisory Agreement, RiskX Investments may reduce its compensation to the extent that the Funds’ expenses exceed such lower expense limitation as RiskX Investments may, by notice to a Fund, declare to be effective. For the purpose of determining any such limitation on RiskX Investments’ compensation, expenses of a Fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the Prospectus. In addition, RiskX Investments has agreed to waive fees and reimburse expenses of the Funds to the extent necessary to ensure that the Funds pay total fund operating expenses at the following rates through March 1, 2018 for all Funds:

Fund	Class A	Class C	Institutional Class	Premier Class
AI Large Cap Growth Fund	1.47%	2.09%	1.09%	N/A
American Independence JAForlines Global Tactical Allocation Fund	1.33%	1.95%	0.95%	N/A
AI International Fund	1.45%	N/A	0.95%	N/A
American Independence Kansas Tax-Exempt Bond Fund	0.87%	1.48%	0.48%	N/A
American Independence Carret Core Plus Fund	0.80%	N/A	0.45%	N/A
American Independence U.S. Inflation-Protected Fund	0.77%	1.32%	0.32%	0.47%
American Independence Hillcrest Small Cap Value Fund	1.63%	2.25%	1.25%	N/A

41

In considering the Investment Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the Adviser’s research and decision-making processes, the methods adopted to assure compliance with the Funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the Adviser; the economies and diseconomies of scale reflected in the management fee; the Adviser’s potential profitability; the financial condition and stability of the Adviser; the Adviser’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

Sub-Advisers

To assist in the daily management of the Funds’ portfolios, the Adviser has entered in sub-advisory agreements on behalf of the Funds (except the AI Large Cap Growth Fund). The five sub-advisers include Carret Asset Management, LLC (“Carret”) for the American Independence Kansas Tax-Exempt Bond Fund and the American Independence Carret Core Plus Fund; Fischer Francis Trees & Watts, Inc. (“FFTW”) for the American Independence U.S Inflation-Protected Fund; Hillcrest Asset Management, LLC (“Hillcrest”) for the American Independence Hillcrest Small Cap Value Fund; J.A. Forlines, LLC (“Forlines”) for the American Independence JAForlines Global Tactical Allocation Fund; and Manifold Partners LLC (“Manifold”) for the AI International Fund.

The Sub-Advisory Agreements will continue in effect for a period beyond two years from the date of their execution so long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

Each Sub-Adviser is responsible for reviewing, supervising and administering the investment program of their respective Fund in accordance with the investment objectives, policies, and limitations, subject to the general supervision and control of the Adviser and the Board and the officers of the Trust.

Under the Investment Advisory Agreement, RiskX Investments has oversight responsibility for the day-to-day management of the Fund.

Carret Asset Management, LLC. RiskX Investments has engaged Carret Asset Management, LLC as sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund and the American Independence Carret Core Plus Fund. Carret is located at 1345 Avenue of the Americas, 27th Floor, New York, NY 10105. On a day-to-day basis, Robert Campbell, Jason Graybill, and Neil Klein are responsible for the management of the American Independence Kansas Tax-Exempt Bond Fund. Jason Graybill and Neil Klein are responsible for the management of the American Independence Carret Core Plus Fund. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION”.

Fischer Francis Trees & Watts, Inc. RiskX Investments has engaged FFTW as sub-adviser to the American Independence U.S. Inflation-Protected Fund. FFTW is a fixed income specialist that, with its affiliated companies (collectively “FFTW”), was founded in 1972 and has offices in New York, London, Singapore and Tokyo. Clients include pension funds, universities, foundations, corporations, commercial banks, insurance companies, government agencies and central banks. Mr. Cedric Scholtes is the portfolio manager primarily responsible for the day-to-day management of the American Independence U.S. Inflation-Protected Fund. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION”.

42

Hillcrest Asset Management, LLC. RiskX Investments has engaged Hillcrest Asset Management, LLC as sub-adviser to the American Independence Hillcrest Small Cap Value Fund. Hillcrest, located at 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management firm registered with the SEC under the Advisers Act. Hillcrest manages the day-to-day investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Adviser, the Fund’s Board and the officers of the Trust. On a day-to-day basis, the investment team, consisting of Mr. Brian Bruce, Mr. Douglas Stark and Mr. Brandon Troegle, is primarily responsible for the management of the Fund. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION”.

J.A. Forlines, LLC. RiskX Investments has engaged Forlines as sub-adviser to the American Independence JAForlines Global Tactical Allocation Fund. Forlines, with its base at 63 Forest Avenue Suite #1, Locust Valley, NY 11560, is an investment management firm registered with the SEC under the Advisers Act. John A. Forlines III is the portfolio manager primarily responsible for the day-to-day management of the American Independence JAForlines Global Tactical Allocation portfolio. For more information about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION”.

Manifold Partners LLC. RiskX Investments has engaged Manifold as sub-adviser to the AI International Fund. Manifold is located at 455 Market Street, Suite 1200, San Francisco, CA, 94105. On a day-to-day basis, Nic Wherry and Jim Creighton are responsible for the management of the AI International Fund. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION.” Manifold and RiskX Investments are affiliated; both are under common “control” (as defined in the 1940 Act) by The Chalice Fund LLC (“Chalice”), a private investment fund, which is advised by Grail Partners LLC (“Grail”). Donald Putnam “controls” (as defined in the 1940 Act) Grail; he serves as Manifold’s Executive Chairman and oversees all of Manifold’s business operations. Mr. Putnam is also the Chairman of RiskX Investments. Darlene DeRemer, an interested Trustee of the Trust, is a managing partner of Grail.

Distributor

Matrix 360 Distributors, LLC (“Matrix”), located at 4520 Main Street, Suite 1425, Kansas City, MO 64111, serves as the Fund’s distributor (the “Distributor”), also known as the “principal underwriter”, pursuant to a Distribution Agreement amongst Matrix, the Trust and the Adviser. Under a Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of a Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds. Please see “Distribution and Related Service Plans” below for further details.

43

The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services. For the year ended October 31, 2016, the Funds paid in aggregate $1,075 to the Distributor.

Administration Services

RiskX Investments also provides certain administrative services necessary for the Funds’ operations. For the year ended October 31, 2016, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

For the three years ended October 31, the Administrator earned the following fees:

Fund	2016	2015	2014
AI Large Cap Growth Fund*	$12,147	$2,539	N/A
American Independence JAForlines Global Tactical Allocation Fund	102,632	54,853	23,130
AI International Fund	60,617	67,106	76,449
American Independence Kansas Tax-Exempt Bond Fund	243,875	245,185	262,804
American Independence Carret Core Plus Fund	117,588	136,745	130,137
American Independence U.S. Inflation-Protected Fund	308,443	271,918	321,426
American Independence Hillcrest Small Cap Value Fund**	2,597	N/A	N/A

*  The AI Large Cap Growth Fund commenced operations on July 13, 2015.

** The American Independence Hillcrest Small Cap Value Fund commenced operations on December 31, 2015.

Sub-Administration Services. RiskX Investments has entered into an agreement with UMB Fund Services (“UMB”), whereby UMB provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

INTRUST Bank, N.A., located at 105 North Main Street, Wichita, Kansas 67202, acts as custodian to the AI Large Cap Growth Fund, the American Independence JAForlines Global Tactical Allocation Fund, the American Independence Carret Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund. UMB Bank, N.A., located at 923 Grand Blvd., Kansas City, MO 64106, acts as custodian to the AI International Fund and the American Independence U.S. Inflation-Protected Fund. Boston Financial Data Systems (“BFDS”), located at 30 Dan Road, Canton, MA 02021, acts as transfer agent for the Funds. The Funds compensate BFDS for providing personnel and facilities to perform transfer agency related services for the Funds.

Expenses

Except as noted below, RiskX Investments bears all expenses in connection with the performance of its advisory and administrative services. Each Fund bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

44

Fee Waivers. The Adviser has agreed in writing to limit the expenses of the Funds to the amount indicated in the Prospectus until March 1, 2018. These limits do not include any taxes, brokerage commissions, interest on borrowings, extraordinary expenses, acquired fund fees or short sale dividend and interest expenses.

Independent Registered Public Accounting Firm, Counsel and Chief Compliance Officer

Grant Thornton LLP, located at 171 N. Clark Street, Suite 200, Chicago, IL 60601, has been appointed independent registered public accounting firm for the Trust. Grant Thornton LLP audits the Funds’ Annual Financial Statements and provides other related services.

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036-6797, serves as counsel to the Trust.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”), located at 126 Indian Hill Road, Bedford, NY 10506-1207, to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynski as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. Mr. Leszczynski is also an employee of RiskX Investments and serves as its Chief Compliance Officer.

PORTFOLIO MANAGER INFORMATION

Portfolio Managers. On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the Funds:

AI Large Cap Growth Fund

Charles McNally. Mr. McNally joined RiskX Investments as Chief Portfolio Strategist in early 2013. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

American Independence JAForlines Global Tactical Allocation Fund

John A. Forlines III. Mr. Forlines is the portfolio manager primarily responsible for the day-to-day management of the American Independence JAForlines Global Tactical Allocation Fund’s portfolio. Mr. Forlines is Chairman and Chief Investment officer at J.A. Forlines, LLC since its inception in May 2009. Mr. Forlines also currently serves as Senior Advisor to Core Asset Management Company since 2009 and previously served as the Co-Chair and President of the Investment Committee of Core Asset Management Company from 2004 to 2008. Prior to joining Core Asset Management Company, Mr. Forlines was a founder of a family office that is active primarily in charitable support for education in the United States. Mr. Forlines also enjoyed a long career with J.P. Morgan from 1986-2000, serving various roles with the firm, including Vice President of Structured Products, Co-Head of the U.S. Private Equity Group, Managing Director in the Securities Business Development Group and Managing Director and Co-Head of U.S. Tech, Media & Telecom Investment Banking. Mr. Forlines is a member of the State of New York Bar Association; before his career at JP Morgan he practiced law specializing in structured debt and equity products. Additionally, he is an Adjunct Professor in the Department of Economics at Duke University. Mr. Forlines graduated from Duke University with Honors in English and Economics and also earned his J.D. from the Duke University School of Law.

45

Charles McNally. See Charles McNally’s information under AI Large Cap Growth Fund.

American Independence Kansas Tax-Exempt Bond Fund

Robert A. Campbell, CFA. Mr. Campbell is currently Managing Director and Portfolio Manager at Carret Asset Management, LLC. Previously he was President and Portfolio Manager of Arrivato Asset Management, LLC. Prior to joining Arrivato, Mr. Campbell was Vice Present and Portfolio Manager of the Adviser, RiskX Investments, LLC (known at the time as American Independence Financial Services, LLC). Before joining the Adviser in March 2006, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (a previous sub-adviser to the Kansas Fund) since November 2000, where he was the portfolio manager of the Kansas Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996).

Neil D. Klein. Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Masters of Business Administration degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Jason R. Graybill. Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Masters of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

American Independence Carret Core Plus Fund

Neil D. Klein. See Mr. Klein’s information under American Independence Kansas Tax-Exempt Bond Fund.

Jason R. Graybill. See Mr. Graybill’s information under American Independence Kansas Tax-Exempt Bond Fund.

American Independence U.S. Inflation-Protected Fund

Cedric Scholtes is Portfolio Manager and responsible for the day-to-day management of the American Independence U.S. Inflation-Protected Fund. He joined FFTW in June 2006 as a portfolio manager in the Governments and Inflation Team. He manages interest rate businesses with an emphasis on FFTW's central bank portfolios. Mr. Scholtes came from Goldman Sachs where he was a vice president in the Inflation Trading Group, Fixed Income Commodities & Currencies Division. His responsibilities included formulating and implementing trading strategies, making markets in inflation-linked securities and building inflation-market analytical tools. Before Goldman Sachs, he spent six years as a trader/analyst at both the Bank of England, where he worked on the Foreign Exchange Reserves Management Staff, and the Federal Reserve Bank of New York on the Treasury Market Policy Staff. Mr. Scholtes holds a Masters degree in Finance and Economics from Warwick Business School, a Masters in Economics from the London School of Economics, and an Masters and Bachelor of Arts in Economics from the University of Cambridge.

46

AI International Fund

Nic Wherry. Mr. Wherry is an Associate Portfolio Manager in the Global Equity Portfolio Management Group at Manifold Partners LLC. He has over seven years’ experience in systematic global equities. Before Manifold, Mr. Wherry was a systems analyst at StraighThrough Inc. in Canada, specializing in code related to portfolio management and middle office software. He gained his Bachelor of Science degree in Physics from NYU in 2004.

Jim Creighton. Mr. Creighton is currently the Head of Manifold Cluster Analysis and Chief Investment Officer at Manifold Partners LLC. He has more than 35 years of investment experience and was the founder of Creighton Capital Management in 2004. He served as the Global Chief Investment Officer at three of the world’s largest global investment management firms: Barclays Global Investors, Deutsche Asset Management and Northern Trust Asset Management. While at Deutsche Asset Management, he devised a new approach to quantitative investing called “Growth Optimal World Equity Strategy”, which was an early version of a global minimum variance strategy and has been operating successfully since 2001. Mr. Creighton was instrumental in the startup of three successful investment organizations. At Trafalgar Capital Management, he worked with Nobel Laureate Harry Markowitz to develop minimum variance strategies for Canadian equities. He began his career in the financial industry in 1971 as an actuary with Maritime Life in Nova Scotia, Canada.

Charles McNally. See Charles McNally’s information under AI Large Cap Growth Fund.

American Independence Hillcrest Small Cap Value Fund

Brian R. Bruce. Mr. Bruce is Chief Executive Officer and Chief Investment Officer of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Bruce worked at Putnam/PanAgora Asset Management as Chief Investment Officer. Mr. Bruce’s other industry experience includes various executive positions at State Street Global Advisors and Northern Trust Company. Mr. Bruce received an MS in Computer Science from DePaul University and a Masters of Business Administration from University of Chicago.

Douglas Stark, CFA. Mr. Stark is Managing Director of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Stark was Director of Research at Martingale Asset Management and prior to that, he was Senior Vice President and Portfolio Manager at InterCoast Capital. Mr. Stark also worked at State Street Global Advisors as Vice President International Stocks and Currency Management. Mr. Stark earned his Masters of Business Administration from Columbia University.

Brandon Troegle, CFA. Mr. Troegle is Director of Hillcrest Asset Management, LLC. Prior to Hillcrest, Mr. Troegle worked as an Equity Analyst and a Securities Analyst at Morningstar and Bank of America, respectively. Prior to Bank of America, he worked at Luther King Capital Management in Investment Research. Mr. Troegle earned his Masters of Business Administration at Cox School of Business, Southern Methodist University.

47

Beneficial Ownership by Portfolio Manager. As of December 31, 2016, the portfolio managers responsible for the day to day management of the Funds owned the following shares of each Fund.

Portfolio Manager	Dollar Range of Equity Securities in the Funds
Brandon Troegle	None
Brian R. Bruce	$50,000 - $100,000
Cedric Scholtes	None
Charles McNally	$1 - $10,000
Douglas Stark	$50,000 - $100,000
Jason R. Graybill	None
Jim Creighton	None
John A. Forlines III	None
Neil D. Klein	None
Nic Wherry	None
Robert A. Campbell	None

Account Management Disclosures. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, including other affiliated funds in the Trust, as of December 31, 2016, except where indicated, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Accts.	Total Assets	Accts.	Total Assets	Accts.	Total Assets
Brandon Troegle	2	$428,459,525	1	$2,935,297	13	$113,512,049
Brian R. Bruce	2	$428,459,525	1	$2,935,297	13	0
Cedric Scholtes	1	$270,330,958	0	$0	9	$4,925,310,437
Charles McNally	1	$105,108,136	0	$0	0	$0
Douglas Stark	2	$428,459,525	1	$2,935,297	13	$113,512,049
Jason R. Graybill	1	$51,000,000	0	$0	1150	$1,200,000,000
Jim Creighton	1	$21,300,000	1	$1,500,000	0	$0
John A. Forlines III	1	$105,100,000	1	$2,500,000	1929	$450,200,000
Neil D. Klein	1	$241,000,000	0	$0	1150	$1,200,000,000
Nic Wherry	1	$21,300,000	1	$1,500,000	0	$0
Robert A. Campbell	1	$190,000,000	0	$0	0	$0

48

The following table provides the number of accounts and total assets for those accounts shown above for which advisory fees were earned on the performance of such account:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Accts.	Total Assets	Accts.	Total Assets	Accts.	Total Assets
Brandon Troegle	0	$0	0	$0	0	$0
Brian R. Bruce	0	$0	0	$0	0	$0
Cedric Scholtes	0	$0	0	$0	4	$1,199,296,318
Charles McNally	0	$0	0	$0	0	$0
Douglas Stark	0	$0	0	$0	0	$0
Jason R. Graybill	0	$0	0	$0	21	$16,500,000
Jim Creighton	0	$0	1	$1,500,000	0	$0
John A. Forlines III	0	$0	0	$0	0	$0
Neil D. Klein	0	$0	0	$0	21	$16,500,000
Nic Wherry	0	$0	1	$1,500,000	0	$0
Robert A. Campbell	0	$0	0	$0	0	$0

Manager Compensation. Each portfolio manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Each Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). RiskX Investments manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio managers may purchase or (sell) securities for one portfolio and not another portfolio. RiskX Investments has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of seven series, all of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

49

All Funds offer Class A shares and Institutional Class shares. In addition to those two classes, the AI Large Cap Growth Fund, the American Independence JAForlines Global Tactical Allocation Fund, the American Independence Kansas Tax-Exempt Bond Fund, the American Independence U.S. Inflation-Protected Fund, and the American Independence Hillcrest Small Cap Value Fund offer Class C shares. The American Independence U.S. Inflation-Protected Fund also offers Premier Class shares. Purchases may be made through an authorized broker or financial institution, including a Fund, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

As of January 31, 2017, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund Name	Name and Address of Beneficial Owner	Shares Outstanding	Percent of Fund by Class
AMERICAN INDEPENDENCE CARRET CORE PLUS FUND CLASS A	UMB BANK NA	6,428.546	5.40%
	CUST IRA FBO
	SANDRA C WHITWORTH
	3612 E DESERT WILLOW RD
	PHOENIX AZ 85044-7130

	IATSE GENERAL FUND	103,393.626	86.86%
	207 W 25TH ST FL 4
	NEW YORK NY 10001-7119

AMERICAN INDEPENDENCE CARRET CORE PLUS FUND CLASS I	RELIANCE TRUST COMPANY FBO	554,009.711	12.05%
	INTRUST EB R/R
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	1,116,360.425	24.28%
	RIS-100 R/R
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	1,278,030.850	27.80%
	INTRUST NON-EB C/C
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	1,495,275.632	32.52%
	INTRUST NON-EB C/R
	PO BOX 48529
	ATLANTA GA 30362-1529

AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND CLASS A	LPL FINANCIAL	119,091.710	76.35%
	FBO CUSTOMER ACCOUNTS
	ATTN MUTUAL FUND OPERATIONS
	PO BOX 509046
	SAN DIEGO CA 92150-9046

AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND CLASS C	LPL FINANCIAL	1,826.416	48.46%
	FBO CUSTOMER ACCOUNTS
	ATTN MUTUAL FUND OPERATIONS
	PO BOX 509046
	SAN DIEGO CA 92150-9046

	NFS LLC FEBO	942.664	25.01%
	FMT CO CUST IRA ROLLOVER
	FBO JOHN D BONASERA
	20 MONTGOMERY DR
	PLYMOUTH MA 02360-5278

	UMB BANK NA	1,000.000	26.53%
	CUST IRA FBO
	CELIA N MURPHEY
	9940 SW ARBORCREST WAY
	PORTLAND OR 97225-4221

AMERICAN INDEPENDENCE HILLCREST SMALL CAP VALUE FUND CLASS I	NFS LLC FEBO	88,639.235	26.60%
	LAL FAMILY INVESTMENT PTP LP
	A PARTNERSHIP
	MILLARD MANAGEMENT CO LLC
	13030 PIERCE ST
	OMAHA NE 68144-1123

	CHARLES SCHWAB & CO INC	57,486.972	17.25%
	SPECIAL CUSTODY A/C FBO CUSTOMER
	ATTN MUTUAL FUNDS
	211 MAIN ST
	SAN FRANCISCO CA 94105-1905

	NFS LLC FEBO	58,734.082	17.62%
	FIIOC AS AGENT FOR
	QUALIFIED EMPLOYEE BENEFIT
	PLANS (401K) FINOPS-IC FUNDS
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

AI INTERNATIONAL FUND CLASS A	UMB BANK NA	3,751.471	49.35%
	CUST SEP IRA FBO
	JEFFREY J HAAS
	C/O NEW YORK LAW SCHOOL
	185 W BROADWAY
	NEW YORK NY 10013-2921

	PERSHING LLC	452.071	5.95%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	922.961	12.14%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	1,029.750	13.55%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	AMERICAN ENTERPRISE INV SVCS	1,005.791	13.23%
	A/C 8336-1840
	707 2ND AVENUE SOUTH
	MINNEAPOLIS MN 55402-2405

AI INTERNATIONAL FUND CLASS I	RELIANCE TRUST COMPANY FBO	966,621.504	31.07%
	RIS-100 C/C
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	457,288.147	14.70%
	RIS-100 R/R
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	1,401,331.972	45.04%
	RIS-100 C/R
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	159,134.838	5.11%
	INTRUST NON-EB C/R
	PO BOX 48529
	ATLANTA GA 30362-1529

AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION CLASS A	LPL FINANCIAL	343,763.873	7.34%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	CHARLES SCHWAB & CO INC SPECIAL	553,173.904	11.82%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION CLASS C	LPL FINANCIAL	27,580.864	6.25%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION CLASS I	LPL FINANCIAL	277,492.580	5.93%
	A/C 1000-0005
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	CHARLES SCHWAB & CO INC SPECIAL	733,351.824	15.67%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND CLASS A	LPL FINANCIAL	213,115.249	20.42%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	ROBERT W BAIRD & CO INC	206,981.475	19.84%
	A/C 2124-5961
	777 E WISCONSIN AVE
	MILWAUKEE WI 53202-5300

	ROBERT W BAIRD & CO INC	325,657.755	31.21%
	A/C 5788-8377
	777 E WISCONSIN AVE
	MILWAUKEE WI 53202-5300

	ROBERT W BAIRD & CO INC	61,036.067	5.85%
	A/C 3678-2608
	777 EAST WISCONSIN AVENUE
	MILWAUKEE WI 53202-5391

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND CLASS C	LPL FINANCIAL	25,756.967	28.18%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	ROBERT W BAIRD & CO INC	43,578.238	47.69%
	A/C 5476-3589
	777 EAST WISCONSIN AVENUE
	MILWAUKEE WI 53202-5391

AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND CLASS I	NFS LLC FEBO	899,333.627	5.65%
	MICHAEL D STULTZ
	4000 W 6TH ST STE B
	LAWRENCE KS 66049-3205

	RELIANCE TRUST COMPANY FBO	2,843,909.424	17.87%
	INTRUST NON-EB C/C
	PO BOX 48529
	ATLANTA GA 30362-1529

	RELIANCE TRUST COMPANY FBO	10,964,146.047	68.90%
	INTRUST NON-EB C/R
	PO BOX 48529
	ATLANTA GA 30362-1529

AI LARGE CAP GROWTH FUND CLASS A	LPL FINANCIAL	74,369.831	40.56%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121-1968

AI LARGE CAP GROWTH FUND CLASS C	LPL FINANCIAL	1,652.893	6.93%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121-1968

	PERSHING LLC	4,304.995	18.05%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	7,232.907	30.33%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	1,688.234	7.08%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	2,173.913	9.11%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	RICHARD ROBBINS AND	2,140.673	8.98%
	MARYBETH ROBBINS JTWROS
	125 E 26TH ST
	NEW YORK NY 10010-1801

	STIFEL NICOLAUS & CO INC	2,680.000	11.24%
	A/C 1141-2443
	HANNA GOODMAN IRA
	501 NORTH BROADWAY
	ST LOUIS MO 63102-2137

AI LARGE CAP GROWTH FUND CLASS I	LPL FINANCIAL	22,173.083	24.07%
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	9785 TOWNE CENTRE DR
	SAN DIEGO CA 92121-1968

	PERSHING LLC	5,055.347	5.49%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	7,935.579	8.61%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	5,162.563	5.60%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	4,883.155	5.30%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	4,904.621	5.32%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND CLASS A	NATIONWIDE TRUST COMPANY FSB	94,766.036	6.24%
	C/O IPO PORTFOLLO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	KEY BANK N.A.	185,291.932	12.21%
	KALEIDA HEALTH MASTER INVESTMENT
	TRUST (5000476.5)
	PO BOX 94871
	CLEVELAND OH 44101-4871

	WELLS FARGO CLEARING SERVICES	136,481.694	8.99%
	A/C 6893-5114
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	ATTN NPIO TRADE DESK	445,562.393	29.36%
	DCGT AS TTEE AND/OR CUST
	FBO PLIC VARIOUS RETIREMENT PLAN
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND CLASS I	NATIONAL FINANCIAL SERVICES	7,575,886.951	31.59%
	CORPORATION FOR THE EXCLUSIVE
	BENEFIT OF OUR CUSTOMERS
	200 LIBERTY ST 1 FINANCIAL CENTE
	ATTN MUTUAL FUNDS 5TH FL
	NEW YORK NY 10281

	MCKINSEY MASTER RETIREMENT TRUST	11,438,795.977	47.70%
	MCKINSEY & COMPANY INC
	MIO PARTNERS INC
	245 PARK AVE FL 13
	NEW YORK NY 10167-2300

	CHARLES SCHWAB & CO INC SPECIAL	1,549,286.107	6.46%
	CUSTODY ACCT FOR THE EXCLUSIVE
	BENEFIT OF CUSTOMERS
	ATTN MUTUAL FUNDS
	101 MONTGOMERY ST
	SAN FRANCISCO CA 94104-4151

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND CLASS P	PERSHING LLC	14,142.186	8.05%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	PERSHING LLC	11,913.812	6.78%
	P O BOX 2052
	JERSEY CITY NJ 07303-2052

	WELLS FARGO CLEARING SERVICES	11,313.939	6.44%
	A/C 3687-5019
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

50

The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

BROKERAGE ALLOCATION

Subject to the general supervision and approval of the Board of Trustees, the Adviser and Sub-Advisers are responsible for making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for the Funds.

51

Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one of the Funds and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

Transactions by a Fund on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions by the Fund on foreign stock exchanges involve payment of brokerage commissions that are generally fixed.

Transactions by a Fund in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser or Sub-Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for a Fund, the Adviser or Sub-Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Fund or the Adviser or Sub-Adviser. The Adviser or Sub-Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser or Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to the Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or investment company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Adviser, the Sub-Adviser, the Distributor, or any of their “affiliated persons” (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Funds may from time to time purchase securities issued by the Trust’s “regular broker/dealers”.

52

The Funds paid the following amounts in brokerage commissions for the past three fiscal years ended October 31:

Fund	2016	2015	2014
AI Large Cap Growth Fund*	$5,376	$2,910	N/A
American Independence JAForlines Global Tactical Allocation Fund	$52,451	$27,113	$18,131
AI International Fund	$51,720	$34,598	$78,275
American Independence Kansas Tax-Exempt Bond Fund	N/A	N/A	N/A
American Independence Carret Core Plus Fund	$1,250	$2,250	$1,000
American Independence U.S. Inflation-Protected Fund American Independence Hillcrest Small Cap Value Fund**	$12,542 $4,089	$10,252 N/A	$14,343 N/A

*  The AI Large Cap Growth Fund commenced operations on July 13, 2015.

** The American Independence Hillcrest Small Cap Value Fund commenced operations on December 31, 2015.

DISTRIBUTION AND RELATED SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) with respect to Class A shares and Class C shares of the American Independence Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Shareholder Services Plan. Under the Shareholder Services Plan, each Fund is authorized to pay financial institutions, including RiskX Investments and its affiliates, or other persons who provide certain services to the Funds, a services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A shares and Class C shares of the average daily net asset value of the respective class of shares of each Fund (the “Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

The Fund may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Funds.

Distribution Plan. Under the Distribution Plan, each Fund shall pay to the Distributor an annual rate of up to 0.25% and 0.75% of average net asset value of each Fund’s outstanding shares of the Class A shares and Class C shares, respectively, to compensate the Distributor for services provided and expenses incurred by it in connection with the offering of each Fund’s shares, which may include, without limitation the average daily net asset value of a Fund’s outstanding shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

53

Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by” the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that a Class of shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of each Class of shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of each Class of shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

The following tables provide information on the amount of fees paid by each of the Funds under the Distribution Plan during the last three fiscal years ended October 31:

	Class A shares
Fund	2016	2015	2014
AI Large Cap Growth Fund*	$6,691	$555	N/A
American Independence JAForlines Global Tactical Allocation Fund	$114,496	$72,744	$37,160
AI International Fund	$178	$254	$467
American Independence Kansas Tax-Exempt Bond Fund	$28,090	$26,392	$24,506
American Independence Carret Core Plus Fund	$3,567	$4,018	$3,903
American Independence U.S. Inflation-Protected Fund	$26,388	$31,115	$37,799
American Independence Hillcrest Small Cap Value Fund**	$2,589	N/A	N/A

	Class C shares
Fund	2016	2015	2014
AI Large Cap Growth Fund*	$1,401	$83	N/A
American Independence JAForlines Global Tactical Allocation Fund	$38,202	$30,489	$10,979
AI International Fund	N/A	N/A	N/A
American Independence Kansas Tax-Exempt Bond Fund	$ 7,800	$7,897	$8,772
American Independence Carret Core Plus Fund	N/A	N/A	N/A
American Independence U.S. Inflation-Protected Fund	$64,636	$12,484	$10,314
American Independence Hillcrest Small Cap Value Fund**	$114	N/A	N/A

*  The AI Large Cap Growth Fund commenced operations on July 13, 2015.

** The American Independence Hillcrest Small Cap Value Fund commenced operations on December 31, 2015.

54

Shareholder Servicing Plan (non-12b-1). The Trust, on behalf of the American Independence U.S. Inflation-Protected Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Funds pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such Shares.

Sub-Transfer Agency Plan. The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Distribution Related Payments. RiskX Investments may make payments to certain financial intermediaries as incentives to market the Funds or to cooperate with RiskX Investments’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. RiskX Investments compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.25% of that financial intermediary’s total sales of the Funds and 0.25% of the total assets of these Funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give RiskX Investments access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list”. RiskX Investments’ goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments. Payments may also be made by RiskX Investments to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

RiskX Investments compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

55

Processing Related Payments. RiskX Investments may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that RiskX Investments may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Dealer Commissions and Compensation. Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more and purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’ IRA rollover policy as described in the prospectus) are paid to dealers at the following rates for the Funds: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Other Payments. Additionally, RiskX Investments may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of FINRA) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. RiskX Investments makes payments for entertainment events it deems appropriate, subject to RiskX Investments’ policies and applicable law. These payments may vary depending on the nature of the event.

Summary of Payments. Your financial intermediary may receive various forms of compensation from you, the Funds or RiskX Investments in connection with the sale of shares of a Fund to you or if you remain an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

•         Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

•         Ongoing asset-based payments attributable to the share class selected, including fees payable under the Funds’ Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

•         Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund;

•         Payments by RiskX Investments out of its own assets. RiskX Investments may make these payments in addition to payments described above. Your financial intermediary may receive payments from RiskX Investments that fall within one or more of the following categories, each of which is described in greater detail below:

56

-       Distribution Related Payments;

-       Service Related Payments; and

-       Processing Related Payments.

You should be aware that these payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with RiskX Investments’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by RiskX Investments and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from RiskX Investments or any other fees or expenses it charges.

As of December 31, 2016, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Advisor Consultant Network, Inc.	MSCS Financial Services, LLC
Advisor Group, Inc	Nationwide Investment Services Corporation
Ameriprise Financial	National Financial Service LLC
Ascensus Trust Company	Nationwide Investment Services Corporation
Benefit Plan Administrators	Pershing LLC
Charles Schwab	Principal Financial Group
CPI Qualified Plan Consultants LLC	Principal Life Insurance Company
Edward Jones	Raymond James Financial Services, Inc.
Expertplan, Inc	Robert W. Baird Co Incorporated
Fidelity Brokerage Services LLC	Southwest Securities
Fiserv Trust Company	TD Ameritrade, Inc.
Geneos Wealth Management, Inc.	TD Ameritrade Trust Co.
GWFS Equities Inc	TIAA-CREF
LPL Financial Corporation	UBS Financial Services
Massachusetts Mutual Life Insurance Company	Vanguard Brokerage Services
Mercer	Wells Fargo Advisors
Mid-Atlantic Capital Corp.	Wells Fargo Institutional
MML Distributors, LLC

Any additions or deletions to the list of financial intermediaries identified above that have occurred since December 31, 2016 are not reflected.

CALCULATION OF NET ASSET VALUE (NAV)

The NAV of a particular Class of each Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to the Fund are reduced by the direct liabilities of the Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of the Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to the Fund or Class thereof are conclusive.

57

The Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the New York Stock Exchange.

For the Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of a Fund. The following is only a summary of certain additional tax considerations generally affecting the Funds and each Fund’s shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the Funds’ prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

The Funds have each elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

58

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward indefinitely and can be used to offset capital gains in future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an “ownership change”, then the Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards, unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income from certain “qualified publicly traded partnerships”, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the “Income Requirement”).

Some of the income that the Funds might earn may not be qualifying income for purposes of the Income Test (the “Non-Qualifying Income”). Each Fund intends to monitor its investments to ensure that any Non-Qualifying Income is limited to a maximum of 10 percent of its gross income for each taxable year. However, there can be no assurance that the Funds will be successful in this regard.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box”. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

59

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts”. Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Funds, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Funds that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, the Funds must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or the securities of one or more “qualified publicly traded partnerships”. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as “qualified dividend income” in the case of individual shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to sum of 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

60

The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Distributions of the Funds

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

61

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of cash the shareholder could have received instead of receiving such shares. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Dividends paid to shareholders of the American Independence Kansas Tax-Exempt Bond Fund that are derived from municipal bond interest are expected to be designated as exempt-interest dividends that are generally excluded from gross income for tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the American Independence Kansas Tax-Exempt Bond Fund is not deductible to the extent it is deemed related to such fund’s distributions of tax-exempt interest. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the American Independence Kansas Tax-Exempt Bond Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Tax-exempt distributions received from the American Independence Kansas Tax-Exempt Bond Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the American Independence Kansas Tax-Exempt Bond Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds. Any loss realized upon the sale or exchange of American Independence Kansas Tax-Exempt Bond Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares.

62

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Fund. If that Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes (currently, at the applicable rate of 28%) on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a “C” corporation).

Sale of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

63

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Other Tax Information

Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation, (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be generally subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Additionally, with respect to a foreign shareholder that is treated as a corporation for U.S. federal income tax purposes, such income and gains may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

For taxable years beginning before January 1, 2014 (unless further extended by Congress), properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund's distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

64

Effective July 1, 2014, the Funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and capital gains dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

In the case of foreign non-corporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued there under as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

The information above is only a summary of some of the tax consequences generally affecting the Funds and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

65

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Funds. Under the Funds’ Trust Instrument, the Board of Trustees is authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term “majority”, when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term “majority”, when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

66

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund.

PERFORMANCE INFORMATION

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

67

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Online Disclosure of Ten Largest Holdings. Each of the Funds generally will seek to disclose its ten largest portfolio holdings and the percentages that each of these ten largest portfolio holdings represents of that Fund’s total assets as of the most recent calendar-quarter-end (quarter-end ten largest holdings) online at www.americanindependence.com, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Fund within the Trust, and all other persons.

Online Disclosure of Complete Portfolio Holdings. Each Fund, generally will seek to disclose the Fund’s complete portfolio holdings in the semi-annual and annual reports to shareholders within 60 days of the reporting periods, April 30 and October 31, respectively, as well as portfolio holdings reports within 60 days of the fiscal quarter-end periods, January 31 and July 31.

The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1) the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations (“Service Providers”); and

(2) certain Non-Service Providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service, Thomson Financial and Vickers Stock Research Corporation) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation (“Non-Service Providers”). Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

68

(1) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2) the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3) the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each Service and Non-Service Provider fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ Adviser or any Sub-Adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2016 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference. The American Independence Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-866-410-2006.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

69

APPENDIX A – FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association (“NFA”), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I. INTEREST RATE FUTURES CONTRACTS

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

70

The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by a Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. A Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

71

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. SECURITY FUTURES CONTRACTS AND STOCK AND BOND INDEX FUTURES CONTRACTS

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it affects anticipated purchases. For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

72

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock and Bond Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

A Fund will sell index futures contracts in order to offset an expected decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Following are examples of transactions in stock index futures (net of commissions and premiums, if any):

73

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective:          Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures: $62,500/Contract
Day Hedge is Lifted
Buy Equity Portfolio with Actual Cost = $60,000 Increase in Purchase Price = $2,500	Sell 1 Index Futures at 130 Value of Futures = $60,000/Contract Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective:          Protect Against Declining Value of the Fund

Factors:                        Value of the Fund = $1,000,000

                                    Value of Futures Contract = 125 x $500 = $62,500

                                    Fund Beta Relative to the Index = 1.0

Portfolio	Futures
Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
Day Hedge is Lifted
Equity Portfolio: Own stock with Value = $960,000 Loss in Fund Value = $40,000	Buy 16 Index Futures at 120 Value of Futures = $960,000 Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective:          Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed
Anticipate Buying $62,500 Equity Portfolio	Buying 1 Index Futures at 125 Value of Futures = $62,500
Day Hedge is Lifted
Buy Equity Portfolio with Actual Cost = $60,000 Increases in Purchase Price = $2,500	Sell 1 Index Futures at 120 Value of Futures = $60,000/Contract Loss on Futures = $2,500

74

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective:          Protect Against Declining Value of the Fund

Factors:                        Value of the Fund = $1,000,000

                                    Value of Futures Contract = 125 x $500 = $62,500

                                    Fund Beta Relative to the Index = 1.0

Portfolio	Futures
Day Hedge is Placed
Anticipate Selling $1,000,000 Equity Portfolio	Sell 16 Index Futures at 125 Value of Futures = $1,000,000
Day Hedge is Lifted
Equity Portfolio: Own stock with Value = $1,040,000 Gain in Fund Value = $40,000	Sell 16 Index Futures at 130 Value Futures = $1,040,000 Loss of Futures = $40,000

III. FUTURES CONTRACTS ON FOREIGN CURRENCIES

To the extent a Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV. MARGIN PAYMENTS

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

75

V. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

76

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. OPTIONS ON FUTURES CONTRACTS

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

77

VII. OTHER TRANSACTIONS

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII. ACCOUNTING TREATMENT

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

78

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES

RISKX INVESTMENTS, LLC

GENERAL POLICY

            RiskX Investments, as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients (“Clients”) for which it provides discretionary investment management services. RiskX Investments has taken steps in designing these proxy policies and procedures to ensure that proxies are voted in the best interest of our Clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts and to be free from conflicts of interest. The policies stated in these Proxy Voting Policy and Procedures (the “Proxy Procedures”) pertain to all of RiskX Investments’ Clients.

RiskX Investments has engaged Broadridge as its proxy voting agent to vote the proxies of securities held in Client accounts for which RiskX Investments has proxy voting authority. RiskX Investments utilizes Broadridge’s ProxyEdge® Internet tool to review upcoming shareholder meetings or similar corporate actions affecting holdings in Client accounts. RiskX Investments has authorized Broadridge to vote proxies with respect to securities held in Client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors. RiskX Investments has established a Proxy Voting Committee to oversee the proxy voting process and to vote on any proxies for which Glass Lewis does not vote (see “Procedures for Voting Proxies” below for further details). The Proxy Committee is composed of representatives of RiskX Investments’ Compliance, Administration and Portfolio Management departments. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The Proxy Voting Committee will also evaluate the performance of Glass Lewis on a periodic basis.

Where RiskX Investments has delegated day-to-day investment management responsibilities to an investment sub-adviser for a Client account, RiskX Investments will not delegate proxy voting responsibility to such investment sub-adviser.

PROCEDURES FOR VOTING PROXIES

            General. The custodians for Client accounts transmit proxy notices to Broadridge through electronic interfaces. As the proxy voting agent, Broadridge monitors and votes the proxies on behalf of RiskX Investments Clients’ accounts. In general, all proxies received from issuers of securities held in Client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. RiskX Investments has concluded that the Glass Lewis guidelines are substantially in accord with RiskX Investments’ own philosophy regarding appropriate corporate governance and conduct. Securities will be voted in accordance with Glass Lewis’ voting recommendations. RiskX Investments does not intend to deviate from Glass Lewis’s recommendations on any proxy proposals.

            Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its current Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statements, compensation plans and governance structure. RiskX Investments, as well as the Board of Trustees of the investment company it manages, has accepted the proxy voting guidelines published by Glass Lewis. RiskX Investments’ CCO or his designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to RiskX Investments’ proxy voting needs.

79

            Non-Votes. If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, RiskX Investments will generally abstain, if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as RiskX Investments deems appropriate under the circumstances. However two members of the Proxy Committee, including at least one representative from Portfolio Management may decide how to vote such proxy. Examples where RiskX Investments may not vote a security include certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

CONFLICTS OF INTEREST

            The use of Glass Lewis minimizes the number of potential conflicts of interest RiskX Investments faces in voting proxies, but RiskX Investments does maintain procedures designed to identify and address those conflicts that do arise. Proxy votes with respect to which an apparent conflict of interest is identified are referred to the Proxy Committee to resolve. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee’s vote on the matter in question. Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee’s decision.

Potential conflicts of interest may include:

•        The issuer that is soliciting RiskX Investments’ proxy vote is also a client of RiskX Investments or an affiliate;

•        A RiskX Investments employee has acquired non-public information about an issuer that is soliciting proxies;

•        A RiskX Investments employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; or

•        A RiskX Investments employee is contacted by management or board member of a company regarding an upcoming proxy vote.

REPORTING AND DISCLOSURE

            Once each year, RiskX Investments shall include in its presentation materials to the Board of Trustees of the investment company which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment company during the year. With respect to those proxies that RiskX Investments has identified as involving a conflict of interest or has not voted, RiskX Investments shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy or in the case of non-votes, why it did not vote.

            With respect to the investment company which RiskX Investments manages, RiskX Investments utilizes Broadridge to prepare and file the annual N-PX. RiskX Investments reviews the report and approves it for filing. Shareholders of the investment company may receive a copy of the filed report upon request. RiskX Investments shall disclose within its Form ADV how other Clients can obtain information on how their securities were voted. RiskX Investments shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a Client shall be provided a copy upon request.

80

RECORDKEEPING

RiskX Investments, in conjunction with Broadridge and Glass Lewis, shall retain records relating to the voting of proxies, including:

(1)   A copy of this proxy voting policy and procedures relating to the voting of proxies.

(2)   A copy of each proxy statement received by RiskX Investments regarding portfolio securities in RiskX Investments client accounts (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database).

(3)   A record of each vote cast by RiskX Investments on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so).

(4)   A copy of each written client request for information on how RiskX Investments voted proxies on behalf of the client account, and a copy of any written response by RiskX Investments to the client account.

(5)   A copy of any document prepared by RiskX Investments that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These proxy records, required by Rule 204-2(c)(2) under the Advisers Act, shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of RiskX Investments.

81

                                                  PART C. OTHER INFORMATION

Item 28 Exhibits:

(a)    Articles of Incorporation:

1.      Trust Instrument (previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).

2.      Amendment to Trust Instrument (previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005 and incorporated herein by reference).

(b)   By-Laws (previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005 and incorporated herein by reference).

(c)    None

(d)   Investment Advisory Contracts:

1.      Investment Advisory Agreement between RiskX Investments, LLC and the Registrant dated November 20, 2015 (previously filed with Post-Effective Amendment No. 126, filed on February 29, 2016, Accession No. 0001324443-16-000242, and incorporated herein by reference).

2.      Expense Limitation Agreement between RiskX Investments, LLC and the Registrant dated March 1, 2017 (filed herewith).

3.      Sub-Advisory Agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the American Independence Carret Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund, dated August 26, 2016 (filed herewith).

4.      Sub-Advisory Agreement between RiskX Investments, LLC and Fischer Francis Trees & Watts, Inc. on behalf of the AI U.S. Inflation-Protected Fund, dated November 20, 2015  (previously filed with Post-Effective Amendment No. 126, filed on February 29, 2016, Accession No. 0001324443-16-000242, and incorporated herein by reference).

5.      Sub-Advisory Agreement between RiskX Investments, LLC and J.A. Forlines, LLC on behalf of the AI JAForlines Global Tactical Allocation Fund, dated November 27, 2015 (previously filed with Post-Effective Amendment No. 126, filed on February 29, 2016, Accession No. 0001324443-16-000242, and incorporated herein by reference).

6.      Sub-Advisory Agreement between RiskX Investments, LLC and Hillcrest Asset Management, LLC on behalf of the American Independence Hillcrest Small Cap Value Fund, dated November 20, 2015 (previously filed with Post-Effective Amendment No. 122, filed on October 16, 2015, Accession No. 0001324443-15-000149, and incorporated herein by reference).

7.      Sub-Advisory Agreement between RiskX Investments, LLC and Manifold Partners LLC on behalf of the AI International Fund, dated August 26, 2016 (filed herewith).

(e)    Underwriting Contracts:

1.      Distribution Agreement amongst the Registrant, RiskX Investments, LLC and Matrix 360 Distributors, LLC, dated February 28, 2017 (filed herewith).

(f)    None

(g)   Custodian Agreement

1.      Revised Custodian Agreement between INTRUST Bank, N.A. and the Registrant dated June 14, 2013 (previously filed with Post-Effective Amendment No. 95 on February 28, 2014, Accession No. 0001324443-14-000016, and incorporated herein by reference).

2.      Custody Agreement between Registrant and UMB Bank NA dated September 20, 2013 (previously filed with Post-Effective Amendment No. 104 on August 15, 2014, Accession No. 0001324443-14-000080, and incorporated by reference).

(h)   Other Material Contracts:

1.      Administration Agreement between RiskX Investments, LLC and the Registrant dated August 1, 2015 (previously filed with Post-Effective Amendment No. 122 filed on October 16, 2015, Accession No. 0001324443-15-000149, and incorporated by reference).

1

2.      Transfer Agency Agreement between Boston Financial Data Services and the Registrant dated October 22, 2007, as amended (previously filed with Post-Effective Amendment No. 101 filed on February 28, 2014, Accession No. 0001324443-14-000016, and incorporated herein by reference).

                           i.      Amendment dated December 31, 2015 to the Transfer Agency Agreement  (previously filed with Post-Effective Amendment No. 126, filed on February 29, 2016, Accession No. 0001324443-16-000242, and incorporated herein by reference).

3.      Amended Fund Accounting Agreement between Registrant and UMB Fund Services, LLC dated October 1, 2010 as amended May 30, 2013 (previously filed with Post-Effective Amendment No. 92 filed on June 28, 2013, Accession No. 0001324443-13-000067, and incorporated herein by reference).

4.      Amended Sub-Administration Agreement between American Independence Financial Services, LLC and UMB Fund Services, LLC dated October 1, 2010 as amended May 30, 2013. (previously filed with Post-Effective Amendment No. 92 filed on June 28, 2013, Accession No. 0001324443-13-000067, and incorporated herein by reference).

                           i.      Amendments dated March 18, 2016 to the Sub-Administration Agreement (filed herewith)

(i)     Opinion and Consent of Dechert LLP (previously filed with Post Effective No. 97 on September 20, 2013, Accession No. 0001324443-13-000098, and incorporated hereby by referenced).

(j)    Consent of Independent Public Accountants (filed herewith).

(k)   None

(l)     None

(m)  Distribution and Shareholder Servicing Plans:

1.      Distribution Plan for the Registrant (pursuant to Rule 12b-1) dated June 13, 2013 (previously filed with Post-Effective Amendment No. 92 on January 30, 2013, Accession No. 0001324443-13-000015, and incorporated herein by reference).

2.      Form of Selling Group Agreement between Matrix 360 Distributors, LLC and a selling agent on behalf of the Registrant (filed herewith).

3.      Shareholder Services Plan (Class A and Class C) for the Registrant dated November 14, 2005 as amended June 23, 2016 (filed herewith).

4.      Shareholder Services Plan (Premier Class) for the Registrant as amended June 23, 2016 (filed herewith).

5.      Shareholder Services Agreement between Registrant and RiskX Investments, LLC dated November 1, 2015 (previously filed with Post-Effective Amendment No. 124 on December 30, 2015, Accession No. 0001324443-15-000188, and incorporated by reference).

6.      Form of Shareholder Servicing Agreement amongst the Registrant and a Service Provider (filed herewith).

(n)   Rule 18f-3 Plan dated December 2012 as amended June 23, 2016 for the Registrant (filed herewith)

(o)   Codes of Ethics.

1.    Code of Ethics of the Registrant and Rx Funds Trust dated July 2013 (previously filed with Post-Effective Amendment No. 101 on February 28, 2014, Accession No.  000324443-14-000016, and incorporated herein by reference).

2.    Code of Ethics of RiskX Investments, LLC dated August 2015 (previously filed with Post-Effective Amendment No. 122 filed on October 16, 2015, Accession No. 0001324443-15-000149, and incorporated by reference).

3.    Code of Ethics of Matrix 360 Distributors, LLC, dated January 1, 2017 (filed herewith).

4.    Code of Ethics of Carret Asset Management, LLC dated February 2017 (filed herewith).

5.    Code of Ethics of Fischer Francis Trees & Watts, Inc. dated December 2016 (filed herewith)

6.    Code of Ethics of J.A. Forlines, LLC dated November 30, 2016 (filed herewith).

2

7.    Code of Ethics of Hillcrest Asset Management, LLC dated November 5, 2015 (filed herewith)

8.    Code of Ethics of Manifold Partners LLC dated December 2016 (filed herewith)

Item 29.  Persons Controlled by or under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person except as stated in the SAI under “Shares of Beneficial Interest” for those owning 25% or more of a Fund’s voting shares.

Item 30.  Indemnification

Article X of the Trust Instrument, which is incorporated by reference to Exhibit 28(a) of the Registration Statement, provides for the indemnification of the Registrant’s Trustees and officers.  Certain of the Trust’s agreements with service providers also provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Advisers.

The Registrant’s investment adviser, RiskX Investments, LLC (“RiskX Investments”), formerly American Independence Financial Services, LLC, is a Delaware corporation. A description of RiskX Investments under the caption “More About the Funds – Fund Management” in the Prospectus and under the caption “Investment Advisory and Other Services – Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of the American Independence Funds Trust’s Registration Statement are incorporated by reference. Additional information as to RiskX Investments and the directors and officers of RiskX Investments is included in the firm’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801- 63953).

RiskX Investments also serves as investment adviser to the Rx Funds Trust, an affiliated regulated investment company which is registered with the SEC under the Investment Company Act of 1940, as amended, file #811-22878 and under the 1933 Act file #333-190593.

RiskX Investments has entered into sub-advisory agreements with other registered investment advisers on behalf of the Registrant. The descriptions of each sub-adviser under the caption “More About the Funds – Fund Management” in the Prospectus and under the caption “Investment Advisory and Other Services – Sub-Advisers” in the Statement of Additional Information constituting Parts A and B, respectively, of the American Independence Funds Trust’s Registration Statement are incorporated by reference.

3

The following firms serve as sub-advisers to certain Funds in the Trust:

•        Carret Asset Management, LLC (“Carret”) with respect to the American Independence Carret Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund.  Information as to the officers and directors of Carret, together with information as to any other business, professional, vocation or employment of a substantial nature engaged in by the officers and directors of Carret, is included in its application for registration as an investment adviser on Form ADV file No. 801-63093 and is incorporated by reference herein.

•        Fischer Francis Trees and Watts, Inc. (“FFTW”) with respect to the American Independence U.S. Inflation-Protected Fund. Information as to the officers and directors of FFTW, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of FFTW, is included in its application for registration as an investment adviser of Form ADV (File No. 801-10577) and is incorporated by referenced herein.

•        J.A. Forlines, LLC (“Forlines”) with respect to the American Independence JAForlines Risk-Managed Allocation Fund. Information as to the officers and directors of Forlines, together with information as to any other business, professional, vocation or employment of a substantial nature engaged in by the officers and directors of Forlines, is included in its application for registration as an investment adviser on Form ADV (File No. 801-70229) and is incorporated by reference herein.

•        Hillcrest Asset Management, LLC (“Hillcrest”) with respect to the American Independence Hillcrest Small Cap Value Fund. Hillcrest is a wholly-owned subsidiary of RiskX Investments. Information as to the officers and directors of Hillcrest, together with information as to any other business, professional, vocation or employment of a substantial nature engaged in by the officers and directors of Hillcrest, is included in its application for registration as an investment adviser on Form ADV (File No. 801-79552) and is incorporated by reference herein.

•        Manifold Partners LLC (“Manifold”) with respect to the AI International Fund. Information as to the officers and directors of Manifold, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in the officers and directors of Manifold, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78502) and is incorporated by reference herein.

Item 32. Principal Underwriters.

(a)    Matrix 360 Distributors, LLC (the “Distributor”) serves as the principal underwriter for the Registrant.  The Distributor also acts as principal underwriter for the following registered investment companies: (1) AMIDEX Funds, Inc; (2) Winning Points Trust; (3) M3Sixty Funds Trust; and (4) 360 Funds Trust. The Distributor also acts as sub-distributor to Capital Management Investment Trust.

(b)   The table below provides information for each director, officer or partner of the Distributor; each is located at 4520 Main Street, Suite 1425, Kansas City, MO 64111.

PRINCIPAL NAME	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT
Brandon Byrd	CEO and CCO	None
Ted Akins	COO	None

(c)         Not applicable.

4

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accountant and Sub Administrator	UMB Fund Services, Inc. 235 W Galena St. Milwaukee, WI 53212
Registrant’s Investment Adviser and Administrator	RiskX Investments, LLC 1345 Avenue of the Americas, 2nd Floor New York, NY 10105
Registrant’s Custodians	INTRUST Bank, N.A. 105 North Main Street Wichita, KS 67202 UMB Bank, N.A. 923 Grand Blvd. Kansas City, MO 64106

Registrant’s Transfer Agent	Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021
Registrant’s Distributor	Matrix 360 Distributors, LLC 4520 Main Street, Suite 1425 Kansas City, MO 64111

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 28th day of February, 2017.

                                                                        AMERICAN INDEPENDENCE FUNDS TRUST

                                                                        By: /s/ John J. Pileggi

                                                                        John J. Pileggi, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                             Title                                                  Date

/s/ John J. Pileggi                                     President and Principal Executive       February 28, 2017

John J. Pileggi                                       Officer

/s/ Terrance P. Gallagher                         Treasurer and Principal Financial &    February 28, 2017

Terrance P. Gallagher                            Accounting Officer

/s/ Thaddeus Leszczynski                        Chief Compliance Officer and            February 28, 2017

Thaddeus Leszczynski                           Secretary

/s/ Jeffrey J. Haas*                                  Chairman of the Board                       February 28, 2017

Jeffrey J. Haas*                                     and Trustee

/s/ Darlene DeRemer*                             Trustee                                              February 28, 2017

Darlene DeRemer

/s/ Dennis Foley*                                     Trustee                                              February 28, 2017

Dennis Foley

/s/ George Mileusnic*     __                    Trustee                                              February 28, 2017

George Mileusnic

*By: /s/ John J. Pileggi

John J. Pileggi, Attorney-in-Fact pursuant to Power of Attorney filed herewith.

6

EXHIBIT INDEX

(d)(2)    Expense Limitation Agreement between RiskX Investments, LLC and the Registrant dated March 1, 2017.

(d)(3)    Sub-Advisory Agreement between RiskX Investments, LLC and Carret Asset Management, LLC on behalf of the American Independence Carret Core Plus Fund and the American Independence Kansas Tax-Exempt Bond Fund, dated August 26, 2016.

(d)(7)    Sub-Advisory Agreement between RiskX Investments, LLC and Manifold Partners LLC on behalf of the AI International Fund, dated August 26, 2016.

(e)        Distribution Agreement amongst the Registrant, RiskX Investments, LLC and Matrix 360 Distributors, LLC, dated February 28, 2017.

(h)(4)   Amendments dated March 18, 2016 to the Sub-Administration Agreement.

(j)         Consent of Independent Public Accountants.

(m)(2)  Form of Selling Group Agreement between Matrix 360 Distributors, LLC and a selling agent on behalf of the Registrant.

(m)(3)  Shareholder Services Plan (Class A and Class C) for the Registrant dated November 14, 2005 as amended June 23, 2016.

(m)(4)  Shareholder Services Plan (Premier Class) for the Registrant as amended June 23, 2016.

(m)(6)  Form of Shareholder Servicing Agreement amongst the Registrant and a Service Provider.

(n)        Registrant’s Rule 18f-3 Plan dated December 2012 as amended June 23, 2016.

(o)(3)    Code of Ethics of Matrix 360 Distributors, LLC, dated January 1, 2017.

(o)(4)    Code of Ethics of Carret Asset Management, LLC dated February 2017.

(o)(5).   Code of Ethics of Fischer Francis Trees & Watts, Inc. dated December 2016.

(o)(6)    Code of Ethics of J.A. Forlines, LLC dated November 30, 2016.

(o)(7)    Code of Ethics of Hillcrest Asset Management, LLC dated November 5, 2015.

(o)(8)    Code of Ethics of Manifold Partners LLC dated December 2016.

Attachment: Power of Attorney, February 14, 2017

7